UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Boston Omaha Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOSTON OMAHA CORPORATION

1601 Dodge Street, Suite 3300

Omaha, NE 68102

To the Stockholders of Boston Omaha Corporation:

The 2022 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Boston Omaha Corporation, a Delaware corporation (which we refer to as “Boston Omaha,” the “Company,” “we,” “our” or “us”), will be held at the Aquarium Conference Center at Omaha’s Henry Doorly Zoo, 3701 S. 10th Street, Omaha, NE 68107, on Saturday, August 13, 2022 beginning at 9:00 a.m. local time (10:00 a.m. Eastern Time). The purpose of the meeting is to consider and act upon the following matters, as more fully described in the Proxy Statement accompanying this Notice:

1.

To elect five (5) directors of the Company (in addition to the two (2) directors elected by the holders of our Class B common stock) to serve a term of one (1) year or until their successors are duly elected and qualified;

2.

To ratify the selection by our Board of Directors (which we refer to as the “Board”) of the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To conduct a non-binding advisory vote to approve the compensation of the named executive officers;

4.	To approve the Boston Omaha Corporation 2022 Long-Term Incentive Plan (attached hereto as Exhibit A); and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements of the Annual Meeting.

Only stockholders of record at the close of business on June 24, 2022 are entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, and at the office of the Secretary of the Company, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102, for a period of ten (10) days prior to the Annual Meeting. The Company’s Board of Directors recommends that you vote “For” for each of the proposals.

The proxy materials are available at https://www.iproxydirect.com/boc. You may also request a paper copy of the proxy materials by contacting our transfer agent by either writing to Issuer Direct Corporation, 1 Glenwood, Ave Suite 1001, Raleigh, NC 27603 or by telephoning 1-866-752-8683. Whether or not you intend to attend the Annual Meeting in person, please ensure that your shares of the Company’s common stock are present and voted at the meeting by submitting your instructions by telephone, the Internet, or in writing by completing, signing, dating and returning the enclosed proxy card to our transfer agent in the enclosed, self-addressed envelope, which requires no additional postage if mailed in the United States. Directions to the Annual Meeting are available by calling us at (857) 256-0079.

Due to the ongoing COVID-19 pandemic, we are closely monitoring government mandates and other public health guidelines. While we currently intend to hold our Annual Meeting in person on August 13, changes in such mandates or guidelines may cause us to make changes to our plans in order to support the health and well-being of our stockholders and management. In the event that we are prevented from holding, or otherwise determine not to hold, the Annual Meeting in person, we will determine alternative arrangements to provide stockholders with remote access to the Annual Meeting and will communicate such changes in a future press release. Such alternatives may include conducting the Annual Meeting by telephonic or other means, and in any case would allow for the submission of questions and comments related to the proposals described herein, the electronic voting of shares during the Annual Meeting, and provide stockholders the same rights and opportunities to participate as you would at an in-person meeting. If the Annual Meeting is changed to a virtual format, any telephone number, instructions and other information regarding such a telephonic or other meeting will be disclosed via a press release and on our website in the coming weeks.

By Order of the Board of Directors,

/s/ Joshua P. Weisenburger

Joshua P. Weisenburger

Secretary

June 28, 2022

YOU MAY OBTAIN ADMISSION TO THE ANNUAL MEETING BY IDENTIFYING YOURSELF AT THE ANNUAL MEETING AS A STOCKHOLDER AS OF THE RECORD DATE. IF YOU ARE A RECORD OWNER, POSSESSION OF A COPY OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. IF YOU ARE A BENEFICIAL (BUT NOT RECORD) OWNER, A COPY OF AN ACCOUNT STATEMENT FROM YOUR BANK, BROKER OR OTHER NOMINEE SHOWING SHARES HELD FOR YOUR BENEFIT ON JUNE 24, 2022 WILL BE ADEQUATE IDENTIFICATION.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY VOTE VIA A TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET. STOCKHOLDERS WHO RECEIVED A PAPER COPY OF THE PROXY STATEMENT BY MAIL MAY ALSO VOTE BY COMPLETING, SIGNING AND MAILING THE ENCLOSED PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY ONE OF THESE METHODS.

Boston Omaha Corporation

1601 Dodge Street, Suite 3300
Omaha, Nebraska 68102

PROXY STATEMENT FOR THE

2022 ANNUAL MEETING OF STOCKHOLDERS

June 28, 2022

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Who is soliciting my proxy?

A:	The Board of Directors (which we refer to as the “Board”) of Boston Omaha Corporation (which we refer to as “Boston Omaha,” the “Company,” “we,” “our” or “us”).

Q:	Where and when is the Annual Meeting?

A:

The Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) will be held at the Aquarium Conference Center at Omaha’s Henry Doorly Zoo, 3701 S. 10th Street, Omaha, NE 68107, on Saturday, August 13, 2022 at 9:00 a.m. Central Standard Time (10:00 a.m. Eastern Time). Due to the ongoing COVID-19 pandemic, we are closely monitoring government mandates and other public health guidelines. While we currently intend to hold our Annual Meeting in person on August 13, changes in such mandates or guidelines may cause us to make changes to our plans in order to support the health and well-being of our stockholders and management. In the event that we are prevented from holding, or otherwise determine not to hold, the Annual Meeting in person, we will determine alternative arrangements to provide stockholders with remote access to the Annual Meeting and will communicate such changes in a future press release. Such alternatives may include conducting the Annual Meeting by telephonic or other means, and in any case would allow for the submission of questions and comments related to the proposals described herein, the electronic voting of shares during the Annual Meeting, and provide stockholders the same rights and opportunities to participate as you would at an in-person meeting. If the Annual Meeting is changed to a virtual format, any telephone number, instructions and other information regarding such a telephonic or other meeting will be disclosed via a press release and on our website in the coming weeks.

Q:	Who can vote at the Annual Meeting?

A:

All stockholders of record at the close of business on June 24, 2022 (which we refer to as the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. If on the Record Date your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. As of the close of business on the Record Date, 28,642,801 shares of Class A common stock and 1,055,560 shares of Class B common stock were outstanding. Each share of Class B common stock has 10 votes for each matter brought before the Annual Meeting.

Q:	How do I vote?

A:

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

If you are the stockholder of record of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of four ways:

1.

You may vote over the Internet. You may vote your shares by following the “VOTE BY INTERNET” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to vote at the Annual Meeting, vote by telephone or complete and mail your proxy card.

2.

You may vote by telephone. You may vote your shares by following the “VOTE BY PHONE” instructions on the accompanying proxy card. If you vote by telephone, you do not need to vote over the Internet, vote at the Annual Meeting or complete and mail your proxy card.

3.

You may vote by mail. You may vote your shares by following the “VOTE BY MAIL” instructions on the accompanying proxy card. If you vote by mail, you do not need to vote over the Internet, vote by telephone or vote at the Annual Meeting.

4.

You may vote at the Annual Meeting. If you attend the Annual Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the Annual Meeting. Ballots will be available at the Annual Meeting.

All proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in these proxy materials in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board’s recommendations on such proposals as set forth in these proxy materials.

After you have submitted a proxy, you may still change your vote and revoke your proxy prior to the Annual Meeting by doing any one of the following things:

1.	If you would like to revoke your proxy, you may write to our Secretary stating that you would like to revoke your proxy.

2.	You may submit a new proxy, bearing a later date, by following the “VOTE BY INTERNET” or “VOTE BY PHONE” instructions on the accompanying proxy card by 11:59 p.m. Eastern Time, August 12, 2022.

3.	If you voted over the Internet or over the telephone, you may submit your proxy card by mail, which must be received by August 12, 2022.

4.	You may also vote in person at the Annual Meeting.

Q:	What constitutes a quorum for the meeting?

A:

A quorum is required for stockholders to conduct business at the Annual Meeting. The holders of capital stock representing a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum. On the Record Date there were 29,698,361 shares of our capital stock outstanding, consisting of 28,642,801 shares of Class A common stock and 1,055,560 shares of Class B common stock. Each share of our Class A common stock is entitled to one (1) vote and each share of our Class B common stock is entitled to 10 votes on each matter brought before the Annual Meeting. Shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal, and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a customer’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of these categories will be tabulated separately.

Q:	What am I voting on?

A:	You are voting on the following proposals:

1.

To elect five (5) directors of the Company to serve, along with the two (2) directors elected by the holders of our Class B common stock, for a term of one (1) year or until their successors are duly elected and qualified;

2.	To ratify the selection by the Board of the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To conduct an advisory (non-binding) vote to approve the compensation of the named executive officers; and

4.	To approve the Boston Omaha Corporation 2022 Long-Term Incentive Plan (attached hereto as Exhibit A).

Q:	How many votes do I have?

A:

Each share of our Class A common stock is entitled to one (1) vote on each matter brought before the Annual Meeting. Each share of our Class B common stock is entitled to 10 votes on each matter brought before the Annual Meeting.

Q:	How are votes counted?

A:

With respect to PROPOSAL 1 (Election of Directors), votes may be cast “FOR” or “WITHHOLD” authority to vote for each of the nominees for the Board. If you vote “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of nominees.

With respect to PROPOSAL 2 (Ratification of Auditors), you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the vote for this proposal.

With respect to PROPOSAL 3 (Advisory Vote on Executive Compensation), you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the vote for this proposal.

With respect to PROPOSAL 4 (2022 Long-Term Incentive Plan), you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the vote for this proposal.

Q:	How many votes are required to approve each item?

A:

With respect to PROPOSAL 1 (Election of Directors), directors shall be elected by a plurality of the votes cast (meaning that the five director nominees who receive the highest number of shares voted “FOR” their election are elected).

With respect to PROPOSAL 2 (Ratification of Auditors), ratification of the selection of auditors requires the affirmative vote of the holders of capital stock representing a majority in voting power of the stock present in person or represented by proxy, entitled to vote and voting on the matter.

With respect to PROPOSAL 3 (Advisory Vote on Executive Compensation), approval of the resolution requires the affirmative vote of the holders of capital stock representing a majority in voting power of the stock present in person or represented by proxy, entitled to vote and voting on the matter.

With respect to PROPOSAL 4 (2022 Long-Term Incentive Plan), approval of the Plan requires the affirmative vote of the holders of capital stock representing a majority in voting power of the stock present in person or represented by proxy, entitled to vote and voting on the matter.

Shares of Class A common stock and Class B common stock will vote together, but as indicated above, Class A common stock is entitled to one (1) vote per share while Class B common stock is entitled to 10 votes per share.

Q:	My shares are held in the “street name.” Will my broker vote my shares?

A:

If you hold your shares in “street name,” your broker, bank, trustee or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares. If you do not give your broker, bank, trustee or nominee specific instructions on such a matter, your shares may not be voted. Shares of capital stock represented by “broker non-votes” will, however, be counted in determining whether there is a quorum.

Q:	How does the Board recommend that I vote on the proposals?

A:

The Board recommends that you vote “FOR ALL NOMINEES” on Proposal 1, to elect five (5) directors of the Company to serve, along with the two (2) directors elected by the holders of our Class B common stock, a term of one (1) year or until their successors are duly elected and qualified.

The Board recommends that you vote “FOR” on Proposal 2, to ratify the selection by our Board of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Board recommends that you vote “FOR” on Proposal 3, to approve on an advisory (non-binding) basis the compensation of the named executive officers.

The Board recommends that you vote “FOR” on Proposal 4, to approve the Boston Omaha Corporation 2022 Long-Term Incentive Plan.

Q:	What should I do now?

A:

Carefully read this document and determine how you want to vote. Stockholders may deliver their proxies either electronically over the Internet or by telephone as outlined on the proxy card or by requesting (if necessary), completing and submitting a properly signed paper proxy card. If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board.

Q:	Can I change my vote or revoke my proxy?

A:

Yes. If you are a stockholder of record, you can change your vote in one of three ways, at any time before your proxy is voted at the Annual Meeting, by (a) revoking your proxy by written notice to our Secretary stating that you would like to revoke your proxy, (b) completing and submitting a new proxy card bearing a later date, or (c) attending the Annual Meeting and voting in person. If you hold shares beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee by following the instructions they provided, or, if you have obtained a valid legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, you may attend the Annual Meeting and vote in person using such proxy.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:

Stockholders may present proper proposals for inclusion in our proxy statement and propose director candidates for consideration by our Nominating and Corporate Governance Committee, each for consideration at the 2023 Annual Meeting of Stockholders, by submitting their proposals in writing to Boston Omaha’s Secretary in a timely manner. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than June 14, 2023. For all other stockholder proposals to be considered for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders, the Secretary of Boston Omaha must receive the written proposal at our principal executive offices set forth below no later than February 28, 2023. If we hold our 2023 Annual Meeting of Stockholders more than 30 days before or after August 13, 2023 (the one-year anniversary date of the 2022 Annual Meeting), we will disclose the new deadline by which stockholder proposals must be received in our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”) and with the regulations of the U.S. Securities and Exchange Commission (which we refer to as the “SEC”) under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to: Secretary, Boston Omaha Corporation, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102.

Our bylaws (as amended and restated to date, which we refer to as our “Bylaws”) also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting, as well as ownership thresholds for certain control group nominations and actions.

Pursuant to the Bylaws, a stockholder who, in accordance with Rule 14a-8, under the Exchange Act, wants to present a proposal to be acted upon at either the Company’s annual stockholders’ meeting or a special stockholders’ meeting must submit the proposal to the Company and, pursuant to Article I, Sections 2 and 3 of our Bylaws, the notice of the proposal must be delivered to or mailed and received at the principal executive offices of the Company (i) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 70 days after the anniversary of the previous year’s annual meeting; and (ii) with respect to any other annual meeting of stockholders, no later than the close of business on the tenth day following the date of a press release reported by the Dow Jones News Services, The Associated Press or a comparable national news service or in a document filed by the Company with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act containing the date of such meeting. However, if the date of our 2023 Annual Meeting occurs more than 30 days before or 70 days after the anniversary of our 2022 Annual Meeting of Stockholders, a stockholder notice will be timely if it is received at our principal executive office no later than the close of business on the tenth day following the date of a press release reported by the Dow Jones News Services, The Associated Press or a comparable national news service or in a document filed by the Company with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act containing the date of such meeting. To be in proper form, a stockholder’s notice must include the specified information concerning the stockholder and the business proposal or nominee, as described in Article I, Sections 2 and 3 of our Bylaws.

On May 5, 2022, we issued a press release and filed with the SEC a Form 8-K which provided notice that the date of our 2022 Annual Meeting will be August 13, 2022, which is more than 30 days before the anniversary of our 2021 Annual Meeting of Stockholders. As a result of our notice on May 5, 2022 of the date of the 2022 Annual Meeting, any notice intended to be given by a stockholder with respect to the Company’s 2022 Annual Meeting pursuant to our Bylaws must have been received at our principal executive office no later than the close of business on June 20, 2022. No such proposals were received.

Any director nominee proposals or recommendations for director nominees should include the nominee’s name and qualifications for membership on our Board, including information as specified in Article I, Section 2(c) of our Bylaws, and should be directed to: Secretary, Boston Omaha Corporation, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102.

You may also contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for submitting stockholder proposals and nominating director candidates.

Q:	Who will bear the cost of this solicitation?

A:

The Company will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but our directors and officers may, without additional compensation, solicit proxies personally by telephone, email or fax.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting, and we will disclose the final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

Q:	Whom should I contact with questions?

A:

If you have any questions or if you need additional copies of this proxy statement (which we refer to as the “Proxy Statement”) or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact us at Boston Omaha Corporation, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102, telephone number (857) 256-0079 or by email at contact@bostonomaha.com.

Q:	How can I contact Boston Omaha’s transfer agent?

A:	You can contact our transfer agent by either writing to Issuer Direct Corporation, 1 Glenwood, Ave Suite 1001, Raleigh, NC 27603 or by telephoning 1-866-752-8683

GENERAL INFORMATION ABOUT THE MEETING

The close of business on June 24, 2022 has been fixed as the Record Date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company’s outstanding voting securities consisted of 28,658,361 shares of our capital stock outstanding, of which 28,602,801 shares are Class A common stock and 1,055,560 shares are Class B common stock. Each share of our Class A common stock is entitled to 1 vote per share, and each share of our Class B common stock is entitled to 10 votes per share.

Magnolia Capital Fund, LP (which we refer to as “MCF”) and Boulderado Partners, LLC, (which we refer to as “BP”) together control all of the Company’s Class B common stock. The Magnolia Group, LLC (which we refer to as “Magnolia”), both as a standalone entity and in its role as general partner of MCF and of Magnolia BOC I, LP (each as described under the heading “Certain Relationships, Related Transactions, and Director Independence” beginning on page 18 of this Proxy Statement), and Boulderado Capital, LLC and Boulderado Group, LLC (which we collectively refer to as “Boulderado”), in its role as manager of BP (as described under the heading “Certain Relationships, Related Transactions, and Director Independence” beginning on page 18 of this Proxy Statement), through their ownership of the Company’s Class A common stock and all of our Class B common stock (assuming exercise of currently exercisable warrants to purchase Class B common stock) together control 45.25% of all votes which may be cast at the Annual Meeting. In such roles, Magnolia and Boulderado will cast each of their votes “FOR” (i) the election of each of the Board’s five nominees to serve as directors of the Company, in addition to the two (2) directors elected by the holders of our Class B common stock, until the 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified, (ii) the ratification of the selection by the Board of the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) the approval of a non-binding advisory vote to approve executive officer compensation, and (iv) the approval of the Boston Omaha 2022 Long-Term Incentive Plan (attached hereto as Exhibit A).

Holders representing a majority in voting power of the Company’s outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank, trustee or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares that are voted “FOR,” “AGAINST,” “WITHHOLD” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

The proxy materials are available at https://www.iproxydirect.com/boc.

You may vote your shares over the Internet, by telephone, by completing and returning the proxy card via mail, or by attending the Annual Meeting and voting in person. Votes provided over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on August 12, 2022. Votes provided by mail must be received by August 12, 2022.

Whether or not you are able to attend the Annual Meeting, the Company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the directions given.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy (who we refer to as the “Proxy Agents”), will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

We expect representatives from our public accounting firm to be present at the Company’s Annual Meeting in 2022.

The costs of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and the proxy card will be borne by the Company. The Company will request brokerage houses, other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s voting securities. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the Company does not intend to solicit proxies other than by mail.

Our website address is included several times in this Proxy Statement as a textual reference only and the information on the website is not incorporated by reference into this Proxy Statement.

PROPOSAL 1

ELECTION OF DIRECTORS

General

The number of directors of the Company is established by the Board. The Board currently consists of seven (7) directors, including two (2) directors elected by the holders of our Class B common stock and five (5) directors elected by the holders of our Class A common stock and Class B common stock voting as a single class.

At the Annual Meeting, all nominees are to be elected for one-year terms to serve until the Company’s 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified. As described in our Charter, the holders of Class B common stock have elected Adam K. Peterson and Alex B. Rozek to serve as the two (2) directors to be elected by the holders of the Class B common stock. The Board has also selected as nominees the following five (5) individuals, all of whom are current directors of the Company: Bradford B. Briner, Brendan J. Keating, Frank H. Kenan II, Jeffrey C. Royal and Vishnu Srinivasan for election as directors at the Annual Meeting. The Board knows of no reason why the nominees would be unable or unwilling to serve, but if any such nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of such nominee.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the election of each of the Board’s five (5) nominees to serve as directors of the Company until the 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified.

Voting Information

Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees proposed by the Board. A stockholder submitting a proxy may vote for the nominees for election to the Board or may withhold his or her vote from such nominees. Each stockholder will be entitled to one (1) vote for each share of Class A common stock held by the stockholder on the Record Date and ten (10) votes for each share of Class B common stock held by the stockholder on the Record Date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected to the Board as well as our two (2) Class B directors previously selected by the holders of our Class B common stock. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” the nominees unless instructions to the contrary are indicated in the enclosed proxy.

Information Concerning Directors and Director Nominees

The following table sets forth the directors of the Company, including Messrs. Rozek and Peterson who have been elected as our two (2) Class B directors by the holders of our Class B common stock, and each of the five (5) additional nominees for director, along with their ages as of June 24, 2022 and the year in which their current term of directorship will expire absent their re-election at the Annual Meeting:

Name	Age	Director Since	Current Term Expires	Position(s)	(1)	(2)	(3)
Alex B. Rozek**	43	2015	2022	Co-President, Co-Chairman of the Board and Co-Chief Executive Officer
Adam K. Peterson**	40	2015	2022	Co-President, Co-Chairman of the Board and Co-Chief Executive Officer
Bradford B. Briner	45	2016	2022	Director	X	X
Brendan J. Keating	40	2016	2022	Director
Frank H. Kenan II	40	2017	2022	Director		X	X
Jeffrey C. Royal	46	2019	2022	Director	X	X	X
Vishnu Srinivasan	43	2017	2022	Director	X		X

** Each of Messrs. Rozek and Peterson have been elected as the two (2) Class B directors elected by the holders of our Class B common stock.

(1) Member of Audit and Risk Committee

(2) Member of Compensation Committee

(3) Member of Nominating and Corporate Governance Committee

Nominees and Incumbent Directors

Set forth below are the names of the persons selected by the holders of our Class B common Stock as the two (2) Class B directors as well as the remaining five (5) individuals nominated as directors, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which they currently hold directorships or have held directorships during the past five years. We have also presented information below regarding each director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director.

Class B Directors:

Adam K. Peterson, age 40, has been Co-Chairperson of our Board of Directors since February 2015, when he became a member of our Board of Directors, and has been President since December 2017. Since June 2014, Mr. Peterson has served as the Manager of The Magnolia Group, LLC, an SEC registered investment advisor and the general partner of Magnolia Capital Fund, LP, Magnolia BOC I, LP, and Magnolia BOC II, LP. From August 2020 through January 2022, Mr. Peterson served as Co-Chairperson of the Board of Directors and Co-Chief Executive Officer of Yellowstone Acquisition Company (“Yellowstone”), a special purpose acquisition company in which one of our subsidiaries served as sponsor. Yellowstone entered into a business combination agreement with Sky Harbour Group, which was renamed Sky Harbour Group Corp. (“Sky”) following the consummation of the business combination in January 2022 at which point Mr. Peterson resigned as a director. Since June 2017, Mr. Peterson has served as a Director of Nicholas Financial, Inc., a publicly traded company on the NASDAQ Global Select Market. In March 2022, Mr. Peterson became a Director of Nelnet, Inc., a publicly traded company on the New York Stock Exchange. From May 2016 through March 2021, Mr. Peterson served as a Director of Brampton Brick Ltd., a publicly traded Canadian company traded on the Toronto Stock Exchange. From November 2005 through August 2014, Mr. Peterson served as the Chief Investment Officer of Magnolia Capital Partners, LP and related entities. From May 2004 through June 2006, Mr. Peterson was a financial analyst for Kiewit Corporation. Mr. Peterson graduated with a B.S. in Finance from Creighton University. The holders of our Class B common stock have determined that Mr. Peterson’s 18 years’ experience in business operations, investments and financial analysis qualifies him to be a member of the Board of Directors in light of the Company’s business and structure.

Alex B. Rozek, age 43, has been Co-Chairperson of our Board of Directors, Co-Chief Executive Officer and President since February 2015, when he became a member of our Board of Directors.  He also serves as the Managing Member of Boulderado Partners, LLC, a private investment partnership founded in July 2007.  From 2004 to 2007, Mr. Rozek served as an analyst for Water Street Capital and Friedman Billings Ramsey Group. Prior to 2004, he worked for Hunton & Williams and FedEx. From August 2020 through January 2022, Mr. Rozek served as Co-Chairperson of the Board of Directors and Co-Chief Executive Officer of Yellowstone.  Mr. Rozek continues to serve on the Sky Board of Directors following the completion of the Sky business combination with Yellowstone in January 2022.  Mr. Rozek is also one of three appointees from the Town of Woodstock to ECFiber, a fiber telecommunications cooperative in east-central Vermont. In March 2022, Mr. Rozek became a Director of Dura Software. Mr. Rozek graduated with a B.S. in Biology and a Minor in Chemistry from the University of North Carolina at Chapel Hill.  The holders of our Class B common stock have determined that Mr. Rozek’s 18 years’ experience in business operations, investments and financial analysis qualifies him to be a member of the Board of Directors in light of the Company’s business and structure.

Class A Directors:

Bradford B. Briner, age 45, has served as a member of our Board of Directors since April 2016.  Mr. Briner is also currently a member of our Audit and Risk Committee and Compensation Committee. Mr. Briner joined Willett Advisors in 2012 and is the Co-Chief Investment Officer.  Willett Advisors is the investment management arm of the Bloomberg Family and for Bloomberg Philanthropies.  Previously, Mr. Briner was the Managing Director of Private Investments for Morgan Creek Capital, a $10 billion fund of funds that he co-founded in 2004.  Mr. Briner graduated from the University of North Carolina at Chapel Hill as a Morehead Scholar with a degree in economics with distinction. Mr. Briner also received an MBA with distinction from Harvard Business School.  Our Board of Directors has determined that Mr. Briner’s 23 years’ experience in real estate, investment and management services qualifies him to be a member of the Board of Directors in light of the Company’s business and structure.

Brendan J. Keating, age 40, has served as a member of our Board of Directors since February 2016. Since August 2015, Mr. Keating has been Manager and CEO of Logic Real Estate Companies, LLC, a company based in Las Vegas, Nevada and formed in 2015 which provides commercial property brokerage and property management services. A trust controlled by members of Mr. Keating’s family owns a majority of the membership interest in Logic Real Estate Companies, LLC.  From 2005 to 2015, Mr. Keating was employed at The Equity Group, a company providing services to the commercial real estate market in brokerage, investment, management, development, consulting, tax appeal and facility maintenance services.  Mr. Keating served as a principal of The Equity Group from 2007 to 2015.  Mr. Keating has a B.S. in Finance and Entrepreneurship from Creighton University.  Our Board of Directors has determined that Mr. Keating’s 18 years’ experience in commercial real estate brokerage, investment and management services qualifies him to be a member of the Board of Directors in light of the Company’s business and structure.

Frank H. Kenan II, age 40, has served as a member of our Board of Directors since June 2017. Mr. Kenan is also currently a member of our Compensation Committee and Nominating and Corporate Governance Committee. Since August 2014, Mr. Kenan has served as the Co-Founder and Principal of KD Capital Management, LLC. From September 2011 to December 2014, Mr. Kenan served as an Investment Analyst at Boulderado Group, LLC. From January 2006 to January 2008, Mr. Kenan served as a Development Associate at Edens & Avant. From May 2005 to January 2006, Mr. Kenan served as an Analyst at Vivum Group. Mr. Kenan currently serves as a member of the Board of Directors of Flagler Systems, Inc. a hospitality and real estate company. Mr. Kenan also serves on the board of advisors of the University of North Carolina’s Kenan-Flagler Business School and the Family Enterprise Center at Kenan-Flagler Business School. Mr. Kenan holds a B.S. from the College of Charleston and an M.B.A. from the University of North Carolina at Chapel Hill – Kenan-Flagler Business School. Our Board of Directors has determined that Mr. Kenan’s 17 years’ experience in investments and financial analysis qualifies him to be a member of the Board of Directors in light of the Company’s business and structure.

Jeffrey C. Royal, age 46, has served as a member of our Board of Directors since January 2019. Mr. Royal is also currently a member of our Audit and Risk Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Since January 2006, Mr. Royal has been the President of Dundee Bank located in Omaha, Nebraska and also serves as the Chairman and a director of Mackey Banco, Inc. (the holding company for Dundee Bank). Prior to joining Dundee Bank, he was Second Vice President of First National Bank of Omaha. Mr. Royal has also served as a Director of Nicholas Financial, Inc., a publicly traded company on the NASDAQ Global Select Market, since October 2017. Since June 2018, Mr. Royal has served as a Director of Bridges Investment Fund, Inc., a mutual fund which trades on the NASDAQ Stock Market. Mr. Royal has served on the Board of Directors of each of Eagle Bank and Tri-Valley Bank since 2009 and 2013, respectively.  These banks merged in January 2021 and Mr. Royal serves as the non-executive Chairman of the combined entities, now operating as Riverstone Bank.  Mr. Royal has also served as a Director of Brunswick State Bank since 2007. Mr. Royal received both his Bachelor’s and Master’s degree in Business Administration from Creighton University and completed the Stonier Graduate School of Banking at Georgetown University and the University of Pennsylvania. Our Board of Directors has determined that Mr. Royal’s 16 years’ experience in banking qualifies him to be a member of the Board of Directors in light of the Company’s business and structure.

Vishnu Srinivasan, age 43, has served as a member of our Board of Directors since June 2017. Mr. Srinivasan is also currently a member of our Audit and Risk Committee and Nominating and Corporate Governance Committee. Mr. Srinivasan joined The Ohio State University as its Chief Investment Officer in May 2020. Previously, he was employed by Ganesh Investments, L.L.C., which is focused on public and private equity investments, as a Vice President and then a Managing Director from 2012 through May 2020. Ganesh Investments provides investment advisory services to members of the Pritzker family and their charitable foundations. From November 2009 to October 2012, Mr. Srinivasan was an Analyst at Alyeska Investment Group, a long/short hedge fund. From August 2002 until October 2009, Mr. Srinivasan was a Principal and held various other roles at Berkshire Partners, a private equity fund. Mr. Srinivasan graduated summa cum laude from the Wharton School at the University of Pennsylvania with a degree in economics. Mr. Srinivasan also received an MBA from Harvard Business School. Our Board has determined that Mr. Srinivasan’s 20 years’ experience in public and private equity, investment and management services qualifies him to be a member of the Board of Directors in light of the Company’s business and structure.

There are no family relationships among current members of our Board or executive officers.

Board Composition, Committees and Director Selection

The Board currently consists of seven (7) directors, including two (2) directors elected by the holders of our Class B common stock and five (5) directors elected by the holders of our Class A common stock and Class B common stock voting as a single class. Members of the Board regularly discuss various business matters informally on numerous occasions throughout the year. During the fiscal year ended December 31, 2021, there were 11 Board meetings. All current directors attended at least 75% of the aggregate of the meetings of the Board in 2021 and the meetings held by all committees of the Board in 2021 on which they served. Independent directors endeavor to meet on a regular basis as often as necessary to fulfill their responsibilities. We do not have a policy regarding Board members’ attendance at the annual meetings of stockholders. All of the directors who served on the Board at the time attended our 2021 Annual Meeting of Stockholders.

Our Board maintains certain standing committees consisting of Board members other than Messrs. Peterson, Rozek and Keating, and the Board has assigned certain of the Board’s responsibilities to such committees. The Board has three separate standing committees: the Audit and Risk Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Our Board does not have a formal policy on whether the roles of Co-Chief Executive Officers and Co-Chairmen of the Board should be separate. However, Messrs. Rozek and Peterson currently serve as both Co-Chief Executive Officers and Co-Chairmen. Our Board has considered its leadership structure and believes at this time that the Company and its stockholders are best served by having both persons serve in both positions. Combining the roles fosters accountability, effective decision-making and alignment between interests of our Board and management. Our Board currently has no lead independent director. Our Board expects to periodically review its leadership structure to ensure that it continues to meet the Company’s needs.

Our Audit and Risk Committee currently consists of Bradford B. Briner (the chairman of the committee), Jeffrey C. Royal and Vishnu Srinivasan. The Board has determined that each of the members of the Audit and Risk Committee meets the criteria for independence under the applicable listing standards of the New York Stock Exchange, and that Mr. Briner also qualifies as an “audit committee financial expert” and “independent” as defined by the applicable rules adopted by the SEC and the New York Stock Exchange. The Audit and Risk Committee assists the Board in its oversight responsibilities relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditor’s qualifications and independence, and the establishment and performance of our internal audit function and the performance of the independent auditor. The Audit and Risk Committee was formed in June 2017 and held five meetings during the 2021 fiscal year. The Board has adopted a written charter under which the Audit and Risk Committee operates, which satisfies the applicable standards of the SEC and the New York Stock Exchange, and which was amended and restated on February 21, 2020. A copy of the Audit and Risk Committee charter is available on the Corporate Governance section of our website at https://s29.q4cdn.com/675306481/files/doc_downloads/governance/Audit-and-Risk-Charter.pdf.

Our Compensation Committee currently consists of Frank H. Kenan II (the chairman of the committee), Bradford B. Briner and Jeffrey C. Royal. The Compensation Committee is authorized to review our compensation and benefits plans to ensure they meet our corporate objectives, approve the compensation structure of our executive officers and evaluate our executive officers’ performance and advise on salary, bonus and other incentive and equity compensation. The Board has adopted a written charter under which the Compensation Committee operates, which was amended and restated on May 30, 2019, and the Compensation Committee has authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. In 2021, no compensation consultant was engaged for employee or executive compensation. The Compensation Committee was created in June 2017 and held four meetings during the 2021 fiscal year. The Board has determined that each of the members of the Compensation Committee meets the criteria for independence under the applicable New York Stock Exchange listing standards. A copy of the Compensation Committee charter is available on the Corporate Governance section of our website at https://s29.q4cdn.com/675306481/files/doc_downloads/governance/Compensation-Charter.pdf.

Our Nominating and Corporate Governance Committee currently consists of Vishnu Srinivasan (the chairman of the committee), Frank H. Kenan II and Jeffrey C. Royal. The Nominating and Corporate Governance Committee is primarily concerned with identifying individuals qualified to become members of our Board, selecting the director nominees for each annual meeting of stockholders (including the nominees in Proposal 1), selection of the director candidates to fill any vacancies on our Board and the development of our corporate governance guidelines and principles. The Board has adopted a written charter under which the Nominating and Corporate Governance Committee operates, which was amended and restated on May 30, 2019. The charter instructs the Nominating and Corporate Governance Committee to consider any nominations of director candidates recommended by stockholders. The Nominating and Corporate Governance Committee was created in June 2017 and held two meetings and acted by unanimous written consent two times in the 2021 fiscal year. A copy of the Nominating and Corporate Governance Committee charter is available on the Corporate Governance section of our website at https://s29.q4cdn.com/675306481/files/doc_downloads/governance/NCG-Charter.pdf.

The Nominating and Corporate Governance Committee identifies individuals qualified to become members of our Board through recommendations from members of the Committee and other Board members and executive officers of the Company and will consider candidates who are recommended by stockholders, as described below. These factors focus on skills, expertise or background and may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

We are committed to diversity in all aspects of our business and activities and at all levels of our business, including our Board. Our Board highly values diversity and supports the election and appointment of diverse candidates to the Board. The Board believes that having directors of diverse perspectives, opinions, backgrounds, skills and experiences contributes to a balanced and effective Board. The Board is committed to administering a director election process that encourages and promotes consideration of diverse candidates in the nomination and election of directors to the Board. The Board encourages our stockholders to consider diversity when nominating individuals for member director positions. In selecting nominees for independent director positions, we have in the past and will continue to consider many factors, with an emphasis on perspectives, opinions, backgrounds, skills and experiences.

On June 5, 2017, we amended and restated our Bylaws providing for advance notice requirements for stockholder proposals at meetings and ownership thresholds for certain control group nominations and actions. Prior to June 5, 2017, we did not have a policy that permitted stockholders to recommend candidates for election as directors or a process for stockholders to send communications to the Board.

The Nominating and Corporate Governance Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Nominating and Corporate Governance Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments. The Nominating and Corporate Governance Committee will evaluate any director candidates recommended by stockholders under the same process. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Nominating and Corporate Governance Committee will review the Board performance of such director and solicit feedback about the director from other members of the Board.

Director Compensation

In July 2018, our Board adopted a policy whereby directors who are not directly employed by us or by any of our wholly-owned subsidiaries (meaning directors other than Messrs. Peterson and Rozek) each receive cash compensation at the rate of $10,000 per year for all services, including both Board and committee membership. The compensation is payable quarterly in advance on the first day of each calendar quarter. Directors that are directly employed by us or by any of our wholly-owned subsidiaries shall not receive such compensation. The Board also provided that these guidelines may be modified by the Compensation Committee of the Board.

The following table sets forth information with respect to the compensation of our directors, excluding Messrs. Peterson and Rozek, for the Company’s last completed fiscal year:

Name	Year	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)
Bradford B. Briner	2021	$10,000	-	$10,000
Brendan J. Keating	2021	$10,000	-	$10,000
Frank H. Kenan II	2021	$10,000	-	$10,000
Vishnu Srinivasan	2021	$10,000	-	$10,000
Jeffrey C. Royal	2021	$10,000	-	$10,000

Additionally, in July 2018, the Board adopted a policy whereby each of our non-executive directors is required to hold $50,000 of our Class A common stock (either directly or indirectly), which amount is converted to a fixed share amount using the average closing price of our Class A common stock during the immediately preceding three months for the period ending June 30, 2018 for any non-executive director in July 2018 and three months from the last day of the calendar month preceding the date of appointment of any director appointed thereafter. The non-executive directors are required to achieve fully their respective ownership level within three (3) years, and fifty percent (50%) of the requirement within eighteen (18) months from adoption or election, as applicable. The Board also provided that these guidelines may be modified by the Compensation Committee of the Board. All of our non-executive directors are currently in compliance with all of these ownership guidelines.

We also reimburse all of our directors for reasonable travel and other expenses incurred in attending Board and committee meetings. Each of Messrs. Rozek and Peterson receive compensation as officers of our Company, but no compensation as directors of our Company.   Commencing July 1, 2022, we will pay outside directors $30,000 per year in cash for their services as directors and also intend, subject to stockholder approval of the 2022 Long-Term Incentive Plan, to award each outside director $30,000 of our Class A common stock vesting in four equal quarterly installments.

Legal Proceedings Involving Directors, Officers or Affiliates

There are no legal proceedings ongoing as to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or securityholder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our affiliates.

Director Independence

Our Board currently consists of Messrs. Rozek, Peterson, Keating, Briner, Kenan, Royal and Srinivasan.  Currently, we consider Messrs. Briner, Kenan, Royal and Srinivasan to be “independent,” as Messrs. Rozek and Peterson have a direct employment relationship with us and Mr. Keating serves as the chief executive officer of two companies in which we currently own a 30% and 49.9% equity stake respectively, both directly and indirectly. The majority of our Board is “independent” in accordance with the New York Stock Exchange rules including, in the judgment of the Board, the requirement that such directors have no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).

The Board has adopted the following standards to assist it in determining whether a director has a material relationship with us. Under these standards, a director will be considered to have a material relationship with us if he or she is:

(a)	a director who is, or during the past three years was, employed by us, other than prior employment as an interim executive officer (provided the interim employment did not last longer than one year);

(b)

a director who accepted or has an immediate family member who accepted any compensation from us in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)	compensation for Board or Board committee service;

(ii)	compensation paid to an immediate family member who is our employee (other than an executive officer);

(iii)	compensation received for former service as an interim executive officer (provided the interim employment did not last longer than one year); or

(iv)	benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(c)	a director who is an immediate family member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;

(d)

a director who is, or has an immediate family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments (other than those arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

(e)

a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of our executive officers served on the compensation committee of such other entity; or

(f)

a director who is, or has an immediate family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

Ownership of a significant amount of our stock, by itself, does not constitute a material relationship. For relationships not covered by these standards, the determination of whether a material relationship exists shall be made by the other members of the Board who are independent.

There were no transactions, relationships or arrangements not disclosed pursuant to Item 404(a) of Regulation S-K that were considered by the Board in making the required independence determinations. None of the directors that were deemed independent had any relationship with us (other than as a director or stockholder).

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has at any time during the past three years been an officer or employee of ours or was formerly an officer or employee of ours. Except as described below, none of our executive officers serve as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.  Entities controlled by Mr. Keating serve as the Manager of Logic and 24th Street Holding Company, LLC, in which we have a 49.9% ownership interest both directly and indirectly through our ownership in Logic. Entities controlled by Mr. Keating serve as the Manager of Logic and 24th Street Holding Company, LLC.

Corporate Governance Guidelines

The role of the Board is to ensure that the Company is managed for the long-term benefit of our stockholders. To fulfill this role, the Board has adopted corporate governance guidelines in accordance with the corporate governance rules of the New York Stock Exchange, as applicable, that serve as a flexible framework within which our Board and its committees will operate. These guidelines cover a number of areas, including the size and composition of the Board, Board membership criteria and director qualifications, director responsibilities, Board agendas, roles of the Co-Chairman and Co-Chief Executive Officers, executive sessions, standing Board committees, Board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of our corporate governance guidelines is available on our website at www.bostonomaha.com.

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, directors and officers, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.bostonomaha.com. We will furnish to any person without charge, upon written request, a copy of our Code of Business Conduct and Ethics and requests may be directed to Co-Chief Executive Officer of Boston Omaha Corporation, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website as referenced above.

Risk Oversight

The business of the Company is managed with the oversight of the Board. While the full Board has the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, our Audit and Risk Committee oversees management of enterprise risks as well as financial risks. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements and the incentives created by the compensation awards it administers. Our Nominating and Corporate Governance Committee works together with our Audit and Risk Committee and they are responsible for overseeing the management of compliance and regulatory risks facing the Company and risks associated with business conduct and ethics. Our Nominating and Corporate Governance Committee also oversees risks associated with corporate governance. In addition, pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Communications from Stockholders

The Board has in place a process for securityholders to send communications to the Board. Specifically, the Board will review and give appropriate attention to written communications submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as otherwise contemplated by committee charters, the Chairperson of the Nominating and Corporate Governance Committee will, with the assistance of our legal counsel, (1) be primarily responsible for monitoring communications from stockholders and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate. Communications will generally be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairperson of the Nominating and Corporate Governance Committee considers to be important for the directors to consider.

Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to Chairperson of the Nominating and Corporate Governance Committee, c/o Secretary, Boston Omaha Corporation, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102. Stockholders and other interested parties who wish to contact any non-management director, the presiding non-management director or the non-management directors as a group, should address such communications to the non-management director (or group of directors) they wish to contact (or if any, to “Any Non-Management Director”), c/o Secretary, Boston Omaha Corporation, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102.

Executive Officers and Significant Employees

Executive Officers. The following table sets forth information regarding our executive officers as of June 24, 2022:

Name	Age	Officer Since	Position(s)
Alex B. Rozek	43	2015	Co-President, Co-Chairman of the Board and Co-Chief Executive Officer
Adam K. Peterson	40	2015	Co-President, Co-Chairman of the Board and Co-Chief Executive Officer
Joshua P. Weisenburger	39	2017	Chief Financial Officer, Secretary and Treasurer

In addition to the biographical information for Mr. Rozek and Mr. Peterson, which is set forth above under “Nominees and Incumbent Directors,” set forth below is certain biographical information about our other executive officer. Our executive officers are elected by, and serve at the discretion of, our Board. None of our officers or directors has any family relationship with any other director or officer. “Family relationship” for this purpose means any relationship by blood, marriage or adoption, not more remote than first cousin.

Joshua P. Weisenburger, age 39, has served as our Chief Financial Officer, Secretary and Treasurer since June 2017. Mr. Weisenburger, who joined us in 2016, has also previously served as our Chief Accounting Officer and our Controller. Mr. Weisenburger also served as the Chief Financial Officer of Yellowstone Acquisition Company, a special purpose acquisition company in which one of our subsidiaries served as sponsor from August 2020 through January 2022 when Yellowstone and Sky completed the business combination. From July 2011 through June 2016, Mr. Weisenburger was employed by Ecolab, Inc., a global leader in water, hygiene and energy technologies and services. At Ecolab, Mr. Weisenburger served first as a finance manager and then as a finance controller throughout various divisions within the company.  Prior to his time at Ecolab, Mr. Weisenburger was employed from June 2005 through August 2009 by Kiewit Corporation, a construction, engineering and mining services company, and held several different treasury roles.  Mr. Weisenburger graduated with a B.S. in Finance from Creighton University and an MBA from the University of Minnesota - Carlson School of Management.

Significant Employees. In addition to our executive officers, we also employ the following significant employees:

Dave Herman, age 37, has served as President of General Indemnity Group, LLC (“GIG”) since August 2019 and previously served as GIG’s Chief Operating Officer since January 2019. Prior to joining GIG, Mr. Herman owned Anthros Consulting, Inc., a company that combined business strategy with software systems, data visualization, and analytics expertise from May 2015 through December 2018. From February 2013 through May 2015, Mr. Herman was employed by McKinsey and Company, specializing in operations, supply chain, and strategic turnarounds. Mr. Herman holds a Ph.D. in Materials Science and Engineering from Northwestern University, a certificate of Management for Scientists and Engineers from the Kellogg School of Management at Northwestern University, and a B.S. in Materials Science and Engineering and Minor in Engineering Management from Cornell University.

W. Scott LaFoy, age 60, joined Link Media Holdings, LLC (“Link”) in May 2018 to manage Link’s merger and acquisition activities and was named Chief Executive Officer in April 2020. From 2015 to 2018, Mr. LaFoy served as general manager for the Chattanooga division of Fairway Outdoor Advertising.  From 1999 until its acquisition by Fairway Outdoor Advertising in 2015, Mr. LaFoy owned and operated LaFoy Outdoor Advertising.  From 1996 until 1999, he served as Regional President for Clear Channel Outdoor/Eller Media and Regional Director for its predecessor Universal Outdoor.  Mr. LaFoy has more than 35 years’ experience in management of outdoor advertising businesses. Mr. LaFoy holds a B.A. in Interdisciplinary Studies and a Minor in History from the University of Central Florida.

Steven McGhie, age 55, is the Chief Executive Officer of Fiber Is Fast, Inc., which owns and operates Boston Omaha’s broadband operations throughout the United States.  Mr. McGhie joined BOC in 2020 in connection with the acquisition of Utah Broadband, LLC, which he founded in 2002 and continues to serve as its Chief Executive Officer.  Mr. McGhie was subsequently appointed CEO of Fiber is Fast, Inc. on October 1, 2021. Mr. McGhie graduated from Brigham Young University in 1991 with a degree in International Business.

J. Max Meisinger, age 33, joined Boston Omaha Corporation in May 2019, initially as Corporate Controller and was named Chief Accounting Officer, effective June 24, 2022.  From August 2011 through May 2019, Mr. Meisinger was employed by KPMG LLP, most recently as a Senior Manager of KPMG Kansas City’s Audit Practice serving a variety of clients ranging from large public Fortune 500 companies to small start-up companies in various industries.  Mr. Meisinger is a licensed certified public accountant.  He  received both his B.S. in Accounting and a Masters of Accounting from the University of Kansas.

Robert Thomas, age 58, was appointed as President of United Casualty and Surety Insurance Company (“UCS”) in August 2019 and previously served as UCS’ Chief Operating Officer from October 2017 to August 2019. From April 2011 through March 2017, Mr. Thomas served as President of Hanover Surety and previously served as President of Argo Surety from March 2008 through March 2011. Mr. Thomas has been employed in the surety insurance industry since 2001 and the reinsurance industry from 1987 through 2001. Mr. Thomas holds a B.A. in Business Administration and Management from the University of Saint Thomas.

Executive Compensation

The following table sets forth information with respect to the compensation of our principal executive officers and the other most highly compensated executive officer other than our principal executive officers for the Company’s last two completed fiscal years:

Name and principal position	Year	Salary ($)	Bonus ($)	All other compensation ($)(1)	Total ($)
Alex B. Rozek	2021	$425,000	$7,500,000	-	$7,925,000
Co-Chief Executive Officer and Co-President (Principal Executive Officer)	2020	$286,000	-	-	$286,000

Adam K. Peterson	2021	$425,000	$7,500,000	$10,393	$7,935,393
Co-Chief Executive Officer and Co-President (Principal Executive Officer)	2020	$286,000	-	$6,197	$292,197

Joshua P. Weisenburger	2021	$265,000	$650,000	$10,913	$925,913
Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer	2020	$250,000	$135,000	$10,741	$395,741

(1)	Employer contribution to 401(k) plan.

401(k) Plan

The named executive officers are eligible to participate in our 401(k) retirement plan in the same manner as other employees. Currently, we match 100% of employee contributions up to the first 3% of the employee’s salary in total and 50% of employee contributions up to the next 2% of the employee’s salary, subject to the statutorily prescribed limit.

Employment Contracts, Termination of Employment and Change in Control Arrangements

Rozek and Peterson Employment Agreements. On August 1, 2015, we entered into employment agreements with each of Alex B. Rozek and Adam K. Peterson. Mr. Rozek and Mr. Peterson each serve as a Co-Chief Executive Officer and as a Co-President. Each of the employment agreements has a one-year term, with automatic successive one-year renewal terms unless we or the executive decline to renew the agreement. Each of the employment agreements provides for a base salary at federal minimum wage per year through December 31, 2015, and an annualized base salary of $275,000 thereafter. However, each of these agreements was amended to delay an increase in the base salary from federal minimum wage until such time as approved by the Compensation Committee. Commencing in January and December 2019, respectively, each of Mr. Rozek and Mr. Peterson began receiving a base salary of $275,000 per year. These base salaries were increased to $286,000 per year commencing January 1, 2020, $425,000 per year commencing January 21, 2021 and $600,000 per annum, commencing April 1, 2022. Each of the employment agreements also provides for certain severance payments to the executives in the event their employment is terminated by us without “cause” or if the executive terminates his employment for “good reason.”

Each of Messrs. Rozek and Peterson participate in a management incentive bonus plan, which we refer to as the “MIBP,” effective as of August 1, 2015, under which participants of such plan are eligible to receive cash bonus awards based on achievement by the Company of certain increases in net growth target objectives. Each of Alex B. Rozek and Adam K. Peterson are eligible to participate in the MIBP pursuant to their respective employment agreements. The MIBP provides for a bonus pool, determined on an annual basis by the Compensation Committee of the Board, equal to up to 20% of the amount by which our stockholders’ equity for the applicable fiscal year (excluding increases in stockholders’ equity per share resulting from issuances by the Company of its securities or securities of any subsidiary for cash consideration) exceeds 106% of our stockholders’ equity for the preceding fiscal year. On February 27, 2018, the Compensation Committee approved changes to the MIBP, effected through an amendment and restatement of the MIBP, including placing certain caps on the total payments under the MIBP through December 2032 and additional annual caps thereafter, as well as establishing a high water mark under the MIBP so that any decrease in adjusted stockholders’ equity per share in any prior year must be first recouped before the 6% hurdle test is applied. Previously, there were no caps on the amounts payable under the MIBP. In accordance with the terms of the MIBP, each of Messrs. Rozek and Peterson earned a $7,500,000 bonus for 2021 based upon the increase in stockholders’ equity in 2021 (excluding increases in stockholders’ equity per share resulting from issuances by the Company of its securities or securities of any subsidiary for cash consideration) which exceeded 106% of our stockholders’ equity for the preceding fiscal year. On January 10, 2022, the Board, based upon the recommendation of the Compensation Committee, awarded bonuses to each of Mr. Peterson and Mr. Rozek, pursuant to the MIBP.  The MIBP is designed to encourage the growth in the Company’s “Adjusted Stockholders’ Equity”, as defined in the MIBP, based upon the increase in the Company’s stockholders equity for such fiscal year less any increase arising from the sale of Company securities.   Under the MIBP, the total awards shall equal 20% of the amount by which Adjusted Stockholders’ Equity Per Share for the applicable fiscal year exceeds 106% of Adjusted Stockholders’ Equity Per Share for the preceding fiscal year, subject to any limitation on total amounts payable under the Bonus Plan as may be established by the MIBP and/or the Committee and in any event subject to a high water mark for the highest level for the Adjusted Stockholders’ Equity Per Share as previously determined by the Committee based upon the Company’s financial statements as filed with the Securities and Exchange Commission.  Based upon these factors, the Compensation Committee recommended a bonus for each of Mr. Peterson and Mr. Rozek in the amount of $7,192,404.50, for a total bonus payment under the Plan of $14,384,809.00, which recommendation was approved by the Board. The bonus payment was subsequently increased to $7,500,000 for each of Mr. Peterson and Mr. Rozek based upon final adjustments to the calculation of the Bonus Plan based upon final year end results. In addition to determining the bonuses based upon the formula set forth in the MIBP, the Compensation Committee and Board also took into consideration a number of other factors, including, but not limited to, the lack of any bonus payment to either Mr. Peterson or Mr. Rozek since they began their services as co-chief executive officers in 2015 and each of Mr. Peterson and Mr. Rozek providing their services to the Company for nominal compensation for four or more years.

In the event that either Mr. Rozek or Mr. Peterson’s employment is terminated without cause or if either elects to terminate his employment for “Good Reason,” he is entitled to receive severance payments equal to the amounts which would have been payable to him under the MIBP if he had remained with us through the remainder of the fiscal year in which his employment terminated multiplied by a fraction equal to the number of days during the fiscal year that the executive remained employed by us divided by 365. Severance payments also will include an amount equal to four months’ base salary for each full 12 month period the executive is employed by us commencing August 1, 2015, except that in no event shall severance payments exceed the then current base salary on a monthly basis multiplied by 12. For purposes of these employment agreements, “Good Reason” means any of the following: (i) a substantial diminution in the duties and responsibilities of the named executive; (ii) a substantial diminution in the named Executive’s compensation or benefits; or (iii) relocation of the Company’s place of business in which Executive is employed to a location outside of a thirty (30) mile radius of his then current place of employment.

On January 10, 2022, the Board, based upon the recommendation of the Compensation Committee, increased the base salary of Joshua P. Weisenburger, the Company’s Chief Financial Officer, effective January 1, 2022, from $265,000 to $275,000 per calendar year. In addition the Compensation Committee awarded to Mr. Weisenburger, (i) a one-time bonus in the amount of $650,000.00; and (ii) established a long-term compensation incentive for Mr. Weisenburger of $250,000, such incentive (a) to be payable in equity in the Company vesting in three equal annual installments on each of December 31, 2022, 2023 and 2024, each installment’s vesting subject to Mr. Weisenburger’s continuing employment with the Company as its Chief Financial Officer at the time such installment vests, (b) any equity grants to be conditioned on the approval by the Company’s shareholders of an equity incentive plan to be established by the Company, and (c) in the event such equity incentive plan is not approved by the Company’s stockholders, the equity incentive value of such plan in the amount of $250,000 to be paid in three equal installments of $83,333.33 on each of December 31, 2022, 2023 and 2024, each installment payment subject to Mr. Weisenburger’s continuing employment with the Company as its Chief Financial Officer at the time such installment vests.

None of our officers received salary or other compensation as officers and/or directors of Yellowstone Acquisition Company.

Herman Employment Agreement.  On January 1, 2019, we hired David Herman to serve as the Chief Operating Officer of our wholly-owned subsidiary General Indemnity Group, LLC. On August 9, 2019, Mr. Herman became President of GIG. In connection with the employment of Mr. Herman, GIG and Mr. Herman entered into an employment letter agreement, pursuant to which Mr. Herman currently receives an annual base salary of $300,000 per year. In addition, Mr. Herman is eligible to receive an annual cash bonus, based on achievement of certain performance metrics determined within 30 days of the commencement of each fiscal year, that are tied to personal performance goals, overall company performance measured by growth of gross written premium, and a discretionary amount determined by the Company’s senior management. Mr. Herman also has an option to purchase up to 5% of the currently issued and outstanding units in GIG. Any purchase of these units are subject to certain put and call provisions. To date, Mr. Herman has not exercised any portion of the option. In the event Mr. Herman’s employment is terminated by GIG without “Cause” or by Mr. Herman for “Good Reason,” Mr. Herman will be eligible to receive severance pay equal to twelve months’ base salary.

Thomas Employment Agreement.  On August 30, 2019, we hired Robert Thomas to serve as the President of UCS, a wholly-owned subsidiary of our wholly-owned subsidiary GIG.  In connection with the employment of Mr. Thomas, UCS and Mr. Thomas entered into an employment letter agreement, pursuant to which Mr. Thomas will receive an annual base salary of $275,000 per year, which may be increased in increments up to $320,000 as determined by the growth of annual in-force written premium.  In addition, Mr. Thomas is eligible to receive an annual bonus, based on “Adjusted Pre-Tax Underwriting Income” performance, subject to a three-year vesting schedule whereby 60% of a positive bonus is payable 60 days following the end of each calendar year, 30% of the earned bonus is paid one year thereafter, and the remaining 10% is paid two years thereafter.  Negative bonus amounts for a given year will be applied against any unvested positive bonus amounts from prior years that have not yet been paid.  In the event that, after five years of employment, Mr. Thomas’s employment is terminated by UCS without “Cause” or by Mr. Thomas for “Good Reason,” Mr. Thomas will be entitled to be paid upon termination for any unvested portions of previously earned bonuses.

Outstanding Equity Awards at Fiscal Year-End

We had no outstanding equity awards at December 31, 2021. We do not currently have any equity incentive plans established and, as a result, none of our officers and directors is a party to any equity incentive plan. However, we are recommending that the stockholders approve the 2022 Long-Term Incentive Plan (see Proposal No. 4) and are proposing the issuance of shares to our outside directors and to our Chief Financial Officer and J. Max Meisinger, who has previously served as our Controller and has recently been appointed Chief Accounting Officer.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth as of June 17, 2022 certain information with respect to the beneficial ownership of our common stock by (i) each person known by us to own beneficially more than 5% of our outstanding shares of each of our Class A common stock and our Class B common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared under applicable law. MCF has warrants to purchase 52,778 shares of our Class B common stock and BP has warrants to purchase 51,994 shares of our Class B common stock. All Class B common stock is convertible to Class A common stock at the option of the holder. Unless otherwise indicated, the address of each person named in the table is c/o Boston Omaha Corporation, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102.

	Class A common stock		Class B common stock
Name of Beneficial Owner	Shares	Percentage of Outstanding Class of Stock	Shares	Percentage of Outstanding Class of Stock	Percentage of Aggregate Voting Power of Class A common stock and Class B common stock (1)	Percentage of Aggregate Economic Interest of Class A common stock and Class B common stock (2)
5% stockholders:
Magnolia Capital Fund, L.P. (3)	-	-	580,558	50.03%	14.43%	1.95%
Magnolia BOC I, LP	5,589,253	19.51%			13.89%	18.75%
The Magnolia Group, LLC	93,176	*			*	*
Boulderado Partners, LLC (4)	496,429	1.73%	579,774	49.97%	15.64%	3.61%
T. Rowe Price Associates, Inc.	2,781,630	9.71%			6.91%	9.33%
Named executive officers and directors:
Adam K. Peterson (3)(5)	6,111,484	21.34%	580,558	50.03%	29.61%	22.45%
Alex B. Rozek (4)(6)	496,429	1.73%	579,774	49.97%	15.64%	3.61%
Bradford B. Briner (7)	20,000	*			*	*
Brendan J. Keating (8)	100,000	*			*	*
Frank H. Kenan II (9)	181,666	*			*	*
Vishnu Srinivasan	7,000	*			*	*
Jeffrey C. Royal	10,000	*			*	*
Joshua P. Weisenburger	5,000	*			*	*
All directors and officers as a group (8 persons)	6,931,579	24.20%	1,160,332	100.00%	46.05%	27.15%

_______________________

*	Less than 1%
(1)

The percent of Percentage of Aggregate Voting Power of Class A common stock and Class B common stock reflects that each share of Class B common stock has 10 votes for each share of Class A common stock and assumes all outstanding Class B common stock warrants are exercised.

(2)	The percent of aggregate economic interest is based on both our Class A common stock and Class B common stock combined. The Class B common stock converts to Class A common stock on a 1:1 basis.
(3)	Includes warrants to purchase 52,778 shares of our Class B common stock.
(4)	Includes warrants to purchase 51,994 shares of our Class B common stock.
(5)

Represents amount of shares and warrants owned by Adam K. Peterson, Magnolia Capital Fund, L.P., Magnolia BOC I, LP and The Magnolia Group, LLC. Mr. Peterson serves as the manager of The Magnolia Group, LLC, the general partner of each of Magnolia Capital Fund, L.P. and Magnolia BOC I, LP.

(6)

Represents shares and warrants owned by Boulderado Partners, LLC and 281,278 shares of Class A common stock held by trusts of which Mr. Rozek is the trustee and over which he has voting power, but as to which he disclaims beneficial ownership. Mr. Rozek serves as the manager of Boulderado Capital, LLC, the manager of Boulderado Partners, LLC. On January 15, 2019, BP distributed to certain of its limited partner investors 485,169 shares of Class A common stock.

(7)	Represents 10,000 shares of Class A common stock held by a limited liability company of which Mr. Briner is the Managing Member and 10,000 shares of Class A common stock held by Mr. Briner.
(8)

Represents 47,400 shares of Class A common stock held by a trust established for the benefit of Mr. Keating and members of his family, 6,800 shares of Class A common stock held by Mr. Keating, and 45,800 shares of Class A common stock held in retirement and 401(k) accounts for the benefit of Mr. Keating.

(9)

Represents 58,276 shares of Class A common stock held by KD Capital, L.P., of which Mr. Kenan serves as a manager and owns 100% of KD Capital Management, LLC, which is the general partner of KD Capital, L.P. and 123,390 shares of Class A common stock held by a trust under which Mr. Kenan is both the trustee and beneficiary.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of any publicly traded class of the Company’s equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 and amendments thereto furnished to the Company during the most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, we believe that our executive officers and directors, and ten percent stockholders complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2021.

Certain Relationships, Related Transactions, and Director Independence

The following discussion is a brief summary of certain material arrangements, agreements and transactions we have with related parties. It does not include all of the provisions of our material arrangements, agreements and transactions with related parties, does not purport to be complete and is qualified in its entirety by reference to the arrangements, agreements and transactions described. We enter into transactions with our stockholders and other entities owned by, or affiliated with, our direct and indirect stockholders in the ordinary course of business. These transactions include, among others, professional advisory, consulting and other corporate services.

The holders of record of the shares of Class B common stock, exclusively and as a separate class, are entitled to elect two (2) directors to our Board (which we refer to as the “Class B Directors”), which number of Class B Directors may be reduced pursuant to the terms and conditions of our Amended and Restated Voting and First Refusal Agreement. Any Class B Director may be removed without cause by, and only by, the affirmative vote of the holders of eighty percent (80%) of the shares of Class B common stock exclusively and as a separate class, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of such stockholders. Matters requiring the unanimous approval of the Class B Directors are described in our Annual Report on Form 10-K.

Each of BP and MCF agreed as part of the Amended and Restated Voting and First Refusal Agreement originally entered into on June 19, 2015 to elect as the Class B Directors each of Alex B. Rozek, as a nominee of BP, and Adam Peterson, as a nominee of MCF.  In the event of (a) the death of a Class B Director, (b) the incapacitation of a Class B Director as a result of illness or accident, which makes it reasonably unlikely that the Class B Director will be able to perform his normal duties for the Company for a period of ninety (90) days, or (c) a change of control of BP or MCF, then the Class B stockholder which nominated such dead or incapacitated Class B Director, or the Class B stockholder undergoing such change of control, shall convert all of such Class B common stock into shares of our Class A common stock, in accordance with the procedures set forth in the Charter.  The Amended and Restated Voting and First Refusal Agreement also provides each of us and the other parties to the Amended and Restated Voting and First Refusal Agreement with the right of first refusal to purchase the Class B common stock proposed to be sold by the other holder of Class B common stock.

On February 22, 2018, the Company entered into a Class A Common Stock Purchase Agreement for the 2018 private placement, pursuant to which the Company raised $150,000,000 through the sale to Magnolia BOC I LP (“MBOC I”), Magnolia BOC II LP (“MBOC II”), and BBOC LP (“BBOC”) an aggregate of 6,437,768 unregistered shares of our Class A common stock at a price of $23.30 per share, a slight premium to the closing price of shares of Class A common stock of $23.29 on the NASDAQ Capital Market, as reported by NASDAQ on the date of the Class A Common Stock Purchase Agreement.  MBOC I is managed by Magnolia.  BBOC, which subsequently contributed all of its shares of Class A common stock to MBOC I, was an entity managed by Boulderado.  MBOC II was an entity managed by Magnolia until it distributed all of its shares to its partners in June 2021.  The limited partners of MBOC I have the right to receive an in-kind distribution of their interests in the partnerships upon written request, subject to certain advance notice requirements.  On March 6, 2018, MBOC I, MBOC II and BBOC, entered into a registration rights agreement with the Company pursuant to which the Company became obligated at any time after March 6, 2021 to register up to 6,437,768 shares of Class A common stock held by MBOC I, MBOC II and BBOC upon demand.  The registration rights agreement also grants the holders of these shares piggyback registration rights. We subsequently agreed to provide these same registration rights for additional shares of Class A common stock acquired by the limited partners of MBOC I and 238 Plan Associates LLC, the welfare and benefit plan maintained by the Massachusetts Institute of Technology.  As a result, 9,698,705 shares of our Class A common stock were subsequently registered on September 21, 2021. Following the expiration of the registration statement registering these shares, we filed a new shelf registration statement on April 25, 2022, which was subsequently declared effective by the SEC on May 12, 2022, and we subsequently filed a prospectus supplement on June 15, 2022 registering the 8,297,039 shares of our Class A common stock collectively held by MBOC I (under which the Massachusetts Institute of Technology is the sole beneficial owner), the Massachusetts Institute of Technology and 238 Plan Associates. All of the shares registered are held directly or indirectly for the economic interest of the Massachusetts Institute of Technology and 238 Plan Associates LLC, and no Company officer or director has any economic interest in any of the registered shares.  Such registration rights expire upon the earlier of March 31, 2033 or the date all such shares may be freely sold without restriction under Rule 144.

Mr. Peterson and Mr. Rozek also receive compensation from Magnolia and Boulderado for their roles as managers of Magnolia and Boulderado, respectively.

Two of our investments in affiliates, Logic and 24th Street Holding Company, LLC, are managed by Brendan Keating, a member of our Board. During fiscal 2020, we invested $6,000,000 in 24th Street Fund I, LLC and 24th Street Fund II, LLC. The funds are managed by 24th Street Asset Management LLC, a subsidiary of 24th Street Holding Company, LLC, and will focus on opportunities within secured lending and direct investments in commercial real estate.

Policy and Procedures for the Review, Approval or Ratification of Transactions with Related Persons

Our Board has adopted a written policy and procedures (which we refer to as the “Related Party Policy”) for the review, approval or ratification of “Related Party Transactions” by the independent members of the Audit and Risk Committee of our Board. For purposes of the Related Party Policy, a “Related Party Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including the incurrence or issuance of any indebtedness or the guarantee of indebtedness) in which (1) the aggregate amount involved will or may be reasonably expected to exceed $120,000 in any fiscal year, (2) the Company or any of its subsidiaries is a participant, and (3) any Related Party (as defined therein) has or will have a direct or indirect material interest.

The Related Party Policy defines “Related Party” as any person who is, or, at any time since the beginning of the Company’s last fiscal year, was (1) an executive officer, director or nominee for election as a director of the Company or any of its subsidiaries, (2) a person with greater than five percent (5%) beneficial interest in the Company, (3) an immediate family member of any of the individuals or entities identified in (1) or (2) of this paragraph, and (4) any firm, corporation or other entity in which any of the foregoing individuals or entities is employed or is a general partner or principal or in a similar position or in which such person or entity has a five percent (5%) or greater beneficial interest. Immediate family members (each of which we refer to as a “Family Member”) includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone residing in such person’s home, other than a tenant or employee.

Prior to the Company entering into any Related Party Transaction, such Related Party Transaction will be reported to our outside corporate counsel who will report the same to the Audit and Risk Committee. Management, with assistance from our outside corporate counsel, will conduct an investigation and evaluation of the Related Party Transaction and will report its findings to the Audit and Risk Committee, including a summary of material facts. The Audit and Risk Committee will review the material facts of all Related Party Transactions which require the Audit and Risk Committee’s approval and either approve or disapprove of the Related Party Transaction, subject to the exceptions described below. If advance notice of a Related Party Transaction has been given to the Audit and Risk Committee and it is not possible to convene a meeting of the Audit and Risk Committee, then the chairman of the Audit and Risk Committee will consider whether the Related Party Transaction is appropriate and, if it is, will approve the Related Party Transaction, with the Audit and Risk Committee being asked to ratify the Related Party Transaction at the next regularly scheduled meeting of the Audit and Risk Committee.

In the event the Audit and Risk Committee does not ratify any such Related Party Transaction, management shall make all reasonable efforts to cancel or annul such Related Party Transaction. In determining whether to approve or ratify a Related Party Transaction, the Audit and Risk Committee will consider all factors it deems appropriate, including the factors listed below in “Review Criteria.”

Entering into a Related Party Transaction without the approval or ratification required by the terms of the Related Party Policy is prohibited and a violation of such policy. In the event the Company’s directors, executive officers or Chief Accounting Officer become aware of a Related Party Transaction that was not previously approved or ratified under the Related Party Policy, such person will promptly notify the Audit and Risk Committee (or, if it is not practicable for the Company to wait for the Audit and Risk Committee to consider the matter, the chairman of the Audit and Risk Committee), which will consider whether the Related Party Transaction should be ratified or rescinded or whether other action should be taken, with such review considering all of the relevant facts and circumstances regarding the Related Party Transaction, including the factors listed below in “Review Criteria.” The chairman of the Audit and Risk Committee will report to the Committee at its next regularly scheduled meeting any actions taken under the Related Party Policy pursuant to the authority delegated in this paragraph. The Audit and Risk Committee will also review all of the facts and circumstances pertaining to the failure to report the Related Party Transaction to the Audit and Risk Committee and will take, or recommend to our Board, any action the Audit and Risk Committee deems appropriate.

No member of the Audit and Risk Committee or director of our Board will participate in any discussion or approval of a Related Party Transaction for which he or she is a Related Party, except that the Audit and Risk Committee member or Board member will provide all material information concerning the Related Party Transaction to the Audit and Risk Committee.

If a Related Party Transaction will be ongoing, the Audit and Risk Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the Related Party. Thereafter, the Audit and Risk Committee, on at least an annual basis, will review and assess ongoing relationships with the Related Party to ensure that they are in compliance with the Audit and Risk Committee’s guidelines and that the Related Party Transaction remains appropriate.

Review Criteria. All Related Party Transactions will be reviewed in accordance with the standards set forth in the Related Party Policy after full disclosure of the Related Party’s interests in the transaction. As appropriate for the circumstances, the Audit and Risk Committee will review and consider:

●	the Related Party’s interest in the Related Party Transaction;

●

the terms of the Related Party Transaction, including the approximate dollar value of the amount involved in the Related Party Transaction and the approximate dollar value of the amount of the Related Party’s interest in the transaction without regard to the amount of any profit or loss;

●	whether the transaction is being undertaken in the ordinary course of business of the Company;

●	whether the transaction with the Related Party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to the Company of, the Related Party Transaction;

●	a description of any provisions or limitations imposed as a result of entering into the Related Party Transaction;

●	whether the proposed transaction includes any potential reputational risk issues for the Company which may arise as a result of or in connection with the Related Party Transaction;

●	whether the proposed transaction would violate any requirements of any Company financing or other material agreements; and

●	any other relevant information regarding the Related Party Transaction or the Related Party.

The Audit and Risk Committee, or its chairman, as applicable, may approve or ratify the Related Party Transaction only if the Audit and Risk Committee determines in good faith that, under all of the circumstances, the transaction is fair to the Company. The Audit and Risk Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Party in connection with approval of the Related Party Transaction.

Pre-Approved Related Party Transactions. The Audit and Risk Committee has determined that the following transactions will be deemed pre-approved or ratified and will not require review or approval of the Audit and Risk Committee, even if the aggregate amount involved will exceed $120,000, unless otherwise specifically determined by the Audit and Risk Committee:

●

Any employment or compensation by the Company of an executive officer of the Company or any of its subsidiaries if the related compensation conforms with our Company’s compensation policies, if the executive officer is not a Family Member of another executive officer or of a director of our Board; and

●	Any compensation paid to a director of our Board if the compensation is consistent with our Bylaws and any compensation policies.

Notwithstanding anything to the contrary in the Related Party Policy, in the event the bylaws of the Company require review by our Board and/or approval of a Related Party Transaction, the Audit and Risk Committee, and its chairman, will not have the authority to review or approve a Related Party Transaction but will provide a recommendation to our Board for the Board’s use in its consideration of a given Related Party Transaction.

PROPOSAL 2

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022. During the 2021 fiscal year, KPMG LLP served as the Company’s independent auditors. We anticipate that representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so at the Annual Meeting, and are expected to be available to respond to appropriate questions. Although the Company is not required to seek stockholder ratification of this selection, the Company has decided to provide its stockholders with the opportunity to do so. If this proposal is not approved by our stockholders at the Annual Meeting, the Board will reconsider the selection of KPMG LLP. Even if the selection of KPMG LLP is ratified, the Board in its discretion may select a different firm of independent auditors at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority in voting power of the shares of the Company’s capital stock present in person or represented by proxy at the Annual Meeting and voting for the proposal is required to approve the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022. The Proxy Agents will vote your shares “FOR” the ratification of the appointment of KPMG LLP unless instructions to the contrary are indicated in the enclosed proxy.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022.

Fees Paid to the Independent Registered Public Accounting Firm

Our independent auditor during the 2020 and 2021 fiscal years was KPMG LLP. During the 2020 and 2021 fiscal years, the aggregate fees that we paid to KPMG LLP for professional services were as follows:

	Year Ended December 31,
	2021	2020
Audit Fees (1)	$797,550	$808,105
Audit-Related Fees (2)	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-

(1)	Fees for audit services include fees associated with the annual audit and the review of our quarterly reports on Form 10-Q, as well as associated consents and comfort letters.

(2)	Fees for audit-related services include fees associated with audits for our various acquisitions.

Audit Fees. The audit fees consist of aggregate fees billed for professional services rendered by the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, as well as associated consents and comfort letters.

Audit-Related Fees. The audit-related fees consist of aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees. Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal and state tax compliance, and tax audit defense.

All Other Fees. There were no other fees billed for professional services rendered by KPMG LLP in the 2020 or 2021 fiscal years.

Audit and Risk Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit and Risk Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services and tax services, as well as specifically designated non-audit services that, in the opinion of the Audit and Risk Committee, will not impair the independence of the independent registered public accounting firm. Our Audit and Risk Committee annually reviews the audit and permissible non-audit services performed by our independent registered public accounting firm, and reviews and approves the fees charged by it. Our Audit and Risk Committee has considered the role of our independent registered public accounting firm in providing tax and audit services and other permissible non-audit services to us and has concluded that the provision of such services was compatible with the maintenance of the independence of our independent registered public accounting firm in the conduct of its auditing functions.

Audit and Risk Committee Report

The consolidated balance sheets of Boston Omaha Corporation and its subsidiaries as of December 31, 2021 and 2020, and the related consolidated statements of operations, consolidated statements of changes in stockholders’ equity, and consolidated statements of cash flows for years ended December 31, 2021 and 2020, are included in the Company’s Annual Report on Form 10-K for the 2021 fiscal year (which we refer to as the “2021 Form 10-K”).

The Audit and Risk Committee oversees the Company’s financial reporting process on behalf of the Board, along with the Company’s systems of internal accounting and financial controls. In fulfilling these oversight responsibilities, the Audit and Risk Committee reviewed and discussed with Boston Omaha management the audited financial statements included in the 2021 Form 10-K.

The Audit and Risk Committee has reviewed with KPMG LLP, the independent registered public accounting firm of the Company, the matters required to be discussed with the Company’s independent registered public accounting firm under generally accepted auditing standards, including the matters required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 1301, Communications with Audit Committees.

The Audit and Risk Committee has also received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit and Risk Committee concerning independence, and has discussed with KPMG LLP their independence in relation to Boston Omaha.

In reliance upon the reviews and discussions referred to above, and subject to the limitations on the roles and responsibilities of the Audit and Risk Committee referred to above and in the Audit and Risk Committee charter, the Audit and Risk Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the 2021 Form 10-K for filing with the SEC.

Boston Omaha, acting through its management and Board, is responsible for the Company’s financial statements and reporting process, including the systems of internal accounting controls. KPMG LLP, is responsible for planning and conducting the annual audit of those financial statements. The Audit and Risk Committee’s role is one of oversight, and therefore in performing its oversight responsibilities, the Audit and Risk Committee is not providing any special assurance as to the Company’s financial statements or any professional certification as to the results of the independent registered public accounting firm.

Submitted by the Audit and Risk Committee:

Bradford B. Briner, Chairman

Jeffrey C. Royal

Vishnu Srinivasan

PROPOSAL 3

NON-BINDING ADVISORY PROPOSAL REGARDING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (which we refer to as the “Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote).

The advisory vote on executive compensation is a non-binding vote on the compensation of our named executive officers, as described in the compensation tables and narrative discussion regarding such compensation under the caption “Executive Compensation” beginning on page 15 of this Proxy Statement. The advisory vote on executive compensation is not a vote on our general compensation policies, compensation of our Board, or our compensation policies as they relate to risk management. The Dodd-Frank Act requires us to hold the advisory vote on executive compensation at least once every three years, and at our 2018 Annual Meeting of Stockholders, the stockholders cast an advisory vote recommending that “say-on-pay” votes will be held every year.

Our executive compensation policy is intended to further our interests, as well as those of our stockholders, by encouraging growth of our business through attracting, retaining and motivating executives of a high caliber who possess the skills necessary for our development and growth. We believe that it achieves these goals by offering competitive base salaries to the named executive officers and offering the named executive officers cash bonus incentives based on the growth in the book value of our company (other than due to increases resulting from the sale of our securities).

The vote under this proposal is advisory, and therefore not binding on the Company, the Board or our Compensation Committee. However, our Board, including our Compensation Committee (which is responsible for designing and administering our executive compensation program), values the opinions expressed by stockholders in their vote on this proposal and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns.

Our Board encourages our stockholders to approve the following resolution:

RESOLVED, that the stockholders of Boston Omaha Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is described in the compensation tables and narrative discussion regarding such compensation under the caption “Executive Compensation” set forth in the Company’s definitive Proxy Statement for the 2022 Annual Meeting of Stockholders.

Vote Required

This vote is advisory and not binding on the Company. The affirmative vote of the holders of a majority in voting power of the shares of the Company’s capital stock present in person or represented by proxy at the Annual Meeting and voting for the proposal is required to approve this proposal to approve the compensation paid to our named executive officers. Abstentions will have the same effect as voting against the resolution. Because broker non-votes are not counted as votes for or against this resolution, they will have no effect on the outcome of the vote. The Proxy Agents will vote your shares “FOR” the approval of the non-binding advisory proposal regarding executive compensation unless instructions to the contrary are indicated in the enclosed proxy.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the approval of the non-binding advisory proposal regarding executive compensation.

PROPOSAL 4

APPROVAL OF THE BOSTON OMAHA CORPORATION

2022 LONG-TERM INCENTIVE PLAN

On June 24, 2022, the Board, following the recommendation of the Compensation Committee, voted to adopt the Boston Omaha Corporation 2022 Long-Term Incentive Plan (the “Plan”), subject to stockholder approval.

A.	Summary of the Plan

The following is a summary of the material features of the Plan. It may not contain all of the information important to you. We urge you to read the entire Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

Purpose. The purpose of the Plan is to advance the interests of the Company by providing for the grant to eligible participants of stock-based and other incentive awards. The Plan is intended to accomplish these goals by enabling the Company to grant awards in the form of stock options, stock appreciation rights, restricted stock, unrestricted stock, performance awards, cash awards and stock units including restricted stock units or combinations thereof, all as more fully described below.  The Plan allows the Compensation Committee to grant equity incentives to senior management, key employees and outside directors.   Management and the Compensation Committee believe that the use of equity compensation as a portion of annual bonuses helps to attract and retain key managers and provide incentives which encourage growth of the Company’s businesses and dovetail with the Company’s business plans.  The 2022 Plan is the first equity incentive plan adopted by the Company.

Subject to stockholder approval of the 2022 Plan, the Company's Compensation Committee has approved stock grants to Joshua Weisenburger and another employee vesting over a three-year period totaling $304,000 as of the date of issuance of the stock grants (30.4% of their combined annual bonus).  These stock grants are to be issued as part of a cash and restricted stock bonus package rather than a bonus of all cash which would have otherwise been paid as part of their 2021 bonuses.  These restricted stock grants vest over the three year period ending December 31, 2024.  The Compensation Committee also intends to approve stock awards vesting over the next twelve months in the amount of $30,000 to each of the Company’s non-employee directors in lieu of a portion of the cash payment which would otherwise be paid to outside directors for their services.

Administration. The Plan will be administered by the Compensation Committee (the “Committee”) of the Board. The term “administrator” is used below to refer to the person (the Committee and its delegates) charged with administering the Plan. Under the Plan, the administrator may interpret the Plan and any awards; determine eligibility for and grant stock options, stock appreciation rights, restricted stock, unrestricted stock, performance awards (in cash or stock) and stock units, including restricted stock units, or combinations thereof; determine, modify or waive terms and conditions of any award; prescribe forms, rules and procedures relating to the Plan and awards; and otherwise do all things necessary or appropriate to carry out the purposes of the Plan or any award.

Eligibility. Key employees, directors, consultants and advisors of the Company are eligible to receive awards under the Plan. Eligibility for stock options intended to be incentive stock options (“ISOs”) is limited to employees of the Company or certain of its affiliates.

Authorized Shares.  Initially, a total of 1,575,000 shares of Stock (as defined under the Plan) may be issued under the Plan.  In addition, the maximum number of shares of Stock that may be delivered in satisfaction of Awards will automatically increase on February 1st of each calendar year, for a period of not more than ten (10) years, beginning on February 1, 2024 and ending on (and including) February 1, 2032 (each, an “Evergreen Date”) in an amount such that both the total number of shares of Stock available under the Plan and shares of Stock previously issued under the Plan shall equal five percent (5%) of the total number of shares of Capital Stock outstanding on the December 31st immediately preceding the applicable Evergreen Date (the “Evergreen Increase”). Notwithstanding the foregoing, the Board may act prior to the Evergreen Date of a given year to provide that there will be no Evergreen Increase for such year, or that the Evergreen Increase for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence.  The number of shares of Stock will also be adjusted for any stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, plus any shares that are subject to awards that expire or are terminated or cancelled without the delivery of shares (the “Share Pool”). The following rules apply in respect of the Share Pool:

1.	All shares withheld in payment of the exercise price or purchase price of an award or in satisfaction of tax withholding obligations will reduce the Share Pool.
2.	All shares underlying a stock appreciation right, any portion of which is settled in shares of our common stock, will reduce the Share Pool.
3.	Shares underlying awards that expire, become unexercisable, or terminate or that are forfeited to or repurchased by the Company without the issuance of Stock will not reduce the Share Pool.
4.

Shares delivered under awards in substitution for awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition (“Substitute Awards”) will not reduce the Share Pool.

5.	The Share Pool will not be increased by any shares of Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to stock option exercises.

Shares that may be delivered under the Plan may be authorized but unissued shares of common stock or previously issued shares of common stock acquired by the Company. The closing price of our common stock as reported on the New York Stock Exchange on June 27, 2022 was $21.68 per share.

Types of Awards. The Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, unrestricted stock, performance awards (in cash or stock) and stock units, including restricted stock units, or other awards that are convertible into or otherwise based on our common stock. Dividend equivalents may also be provided in connection with awards under the Plan, but in no event will any dividend or dividend equivalents be paid in respect of any stock option or stock appreciation right.

1.

Stock Options and SARs. A stock option is a right entitling the holder to acquire shares of Stock upon payment of the applicable exercise price. A SAR entitles the holder upon exercise to receive Stock equal in value to the excess of the fair market value of the shares of stock subject to the right over the base value from which appreciation in measured. The exercise price of each stock option, and the base value of each SAR, granted under the Plan may not be less than 100% of the fair market value of a share of Stock subject to such stock option or SAR on the date of grant (110% in the case of certain ISOs). Each stock option and SAR will have a maximum term that does not exceed ten years from the date of grant (or five years, in the case of certain ISOs). The exercise price for a stock option may be paid in cash or by check acceptable to the administrator or by other means acceptable to the administrator.

2.

Stock Units: A stock unit award is denominated in shares of Stock and entitles the holder to receive stock or cash measured by the value of the stock in the future. The delivery of stock or cash under a stock unit may be subject to the satisfaction of performance conditions or other vesting conditions.

3.

Stock Awards. The Plan provides for awards of nontransferable shares of restricted Stock, as well as unrestricted shares of Stock. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited, redelivered or offered for sale to the Company unless specified performance or other vesting conditions are met.

4.

Performance Awards. The Plan provides for performance awards entitling the recipient to receive cash or Stock subject to performance vesting conditions determined by the administrator. Performance conditions may also be attached to other awards under the Plan.

Vesting. The administrator has the authority to determine the vesting schedule applicable to each award, and to accelerate the vesting or exercisability of any award (or any portion thereof).

Term of Plan. No awards may be made under the Plan after the date that is ten years from the Plan’s date of adoption, but previously granted awards may continue beyond that date in accordance with their terms.

No Repricing. Other than in connection with certain corporate transactions or changes to our capital structure, stock options and SARs granted under the Plan may not be amended to reduce the exercise price or base value of the stock option or SAR, cancelled and exchanged for stock options or SARs with an exercise price or base value that is less than the exercise price or base value of the original stock option or SAR, or cancelled when the exercise price or base value of the stock option or SAR is greater than the fair market value of a share of our Stock on the date of such cancellation in exchange for cash or other consideration, in each case, without stockholder approval.

Termination of Employment. Unless otherwise provided by the administrator or an award agreement, upon a termination of employment or service, all unvested options and other awards requiring exercise will terminate, and all other unvested awards will be forfeited. Vested options and SARs will remain exercisable for one year following death or a termination due to disability or for three (3) months following any other termination except a termination for cause (or, if shorter, for the remaining term of the option or SAR). If a holder’s service is terminated for cause, all options and other awards requiring exercise, whether or not vested, will terminate upon such termination of service.

Transferability of Awards. Except as the administrator may otherwise determine, awards may not be transferred other than by will or by the laws of descent and distribution.

Change of Control. In the case of certain mergers, consolidations or other transactions in which the Company is acquired or is liquidated and there is a surviving or acquiring corporation, the Plan permits the administrator to arrange for the assumption of awards outstanding under the Plan or the grant to participants of replacement awards by that corporation. If the merger, consolidation or other transaction is one in which holders of Stock will receive a payment upon consummation of the transaction, the administrator may provide for a cash-out payment with respect to some or all awards (or any portion thereof) outstanding. The administrator may provide that any outstanding awards not otherwise assumed, replaced or cashed-out and requiring exercise will become exercisable or the delivery of shares will be accelerated to have their restrictions removed, as applicable, in each case on a basis that gives the holder of an award a reasonable opportunity, as determined by the administrator, following the exercise of the award or delivery of the shares, as the case may be, to participate as a stockholder in such transaction. Except as the administrator may determine and except for awards that are assumed, as discussed above, each award will automatically terminate (and in the case of outstanding shares of restricted stock will automatically be forfeited) upon consummation of such merger, consolidation or other transaction.

Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan; the individual award limits; the number and kind of securities underlying, and, if applicable, the exercise or purchase price of, outstanding awards; and any other provisions affected by such change.

Clawback. The administrator may cancel, rescind, withhold or otherwise limit or restrict any award if the participant violates a non-competition, non-solicitation or confidentiality agreement. Any outstanding award will be subject to forfeiture and disgorgement to the Company to the extent provided in any applicable Company policy that provides for such forfeiture or disgorgement, or to the extent required by law or applicable stock exchange listing standards and any related Company policy.

Amendment. The administrator may amend the Plan or any outstanding award at any time, provided, that except as otherwise expressly provided in the Plan or an award, the administrator may not, without the participant’s consent, alter the terms of an award so as to materially and adversely affect the participant’s rights under the award, unless the administrator expressly reserved the right to do so in the Plan or at the time the applicable award was granted. Any amendments to the Plan will be conditioned upon stockholder approval to the extent required by applicable law or stock exchange requirements.

Effective Date of the Plan. The Plan will become effective as of August 13, 2022, provided that it is approved by the shareholders at this meeting.

B.	New Plan Benefits

Awards under the Plan are discretionary and therefore, at this time, the benefits that may be received by participants under the Plan, if such Plan is approved by our stockholders, cannot be determined.

C.	Federal Tax Effects

The following discussion summarizes certain federal income tax consequences associated with certain awards granted under the Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or non-U.S. taxes.

Incentive Stock Options. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

Non-statutory Options. In general, in the case of a non-statutory option, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a non-statutory option. ISOs are also treated as non-statutory options to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

SARs. In general, the grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received. A corresponding deduction is generally available to the Company.

Unrestricted Stock Awards. A participant who purchases or is awarded unrestricted stock generally has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company.

Restricted Stock Awards. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code (as defined under the Plan) to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the Plan, the holding period in the shares begins when the participant recognizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Restricted Stock Units. In general, the grant of a restricted stock unit does not itself result in taxable income. Instead, the participant is generally taxed upon vesting (and a corresponding deduction is generally available to the Company), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the Code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted stock.

Certain Change in Control Payments. Under the so-called “golden parachute” provisions of the Code, the vesting or accelerated exercisability of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the Plan, may be subject to an additional 20% federal tax and may not be deductible to the Company.

Section 409A. Stock options granted under the Plan are intended to be exempt from the rules of Section 409A of the Code. However, the Company will not be liable to any participant or other holder of an award with respect to any award-related adverse tax consequences arising under Section 409A or other provisions of the Code.

D.	Stockholder Approval of Plan

The Plan will be approved upon the affirmative vote of a majority of the votes cast on the proposal.

The Board of Directors recommends that stockholders vote to approve the Company’s 2022 Long-Term Incentive Plan.

ANNUAL REPORT ON FORM 10-K

WE WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K. WE WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CO-CHIEF EXECUTIVE OFFICER OF BOSTON OMAHA CORPORATION, 1601 DODGE STREET, SUITE 3300, OMAHA, NEBRASKA 68102. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF JUNE 24, 2022, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS.

OTHER MATTERS

The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of the Company’s recent reports on Form 10-K and Form 10-Q as filed with the SEC will be promptly provided to stockholders without charge upon written or oral request to Joshua P. Weisenburger, Secretary, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102, telephone number (857) 256-0079. Copies of our reports are also posted on our website at www.bostonomaha.com.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and Proxy Statements with respect to two or more securityholders sharing the same address by delivering a single annual report and Proxy Statement addressed to those securityholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for securityholders and cost savings for companies.

Brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single annual report and Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and Proxy Statement or, if you think that you are eligible for “householding” and would like to request a single copy of the annual report and Proxy Statement for all of the securityholders sharing your same address, please notify your broker and direct your request to Joshua P. Weisenburger, Secretary, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102, telephone number (857) 256-0079. We will promptly furnish a separate annual report and Proxy Statement to any stockholder so requesting to no longer participate in “householding.”

Exhibit A

BOSTON OMAHA CORPORATION
2022 LONG-TERM INCENTIVE PLAN

1. DEFINED TERMS

Section 14 below defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2. PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards.

3. ADMINISTRATION

The Plan will be administered by the Administrator. The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan and any Awards; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures relating to the Plan and Awards; and otherwise do all things necessary or appropriate to carry out the purposes of the Plan or any Award. Determinations of the Administrator made with respect to the Plan or any Award will be conclusive and will bind all parties.

4. LIMITS ON AWARDS UNDER THE PLAN

(a) Number of Shares. Subject to adjustment as provided in this Section 4 and Section 7(b) below, the maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan is 1,575,000 shares.  In addition, the maximum number of shares of Stock that may be delivered in satisfaction of Awards will automatically increase on February 1st of each calendar year, for a period of not more than ten (10) years, beginning on February 1, 2024 and ending on (and including) February 1, 2032 (each, an “Evergreen Date”) in an amount such that both the total number of shares of Stock available under the Plan and shares of Stock previously issued under the Plan shall equal five percent (5%) of the total number of shares of Capital Stock outstanding on the December 31st immediately preceding the applicable Evergreen Date (the “Evergreen Increase”).  Notwithstanding the foregoing, the Board may act prior to the Evergreen Date of a given year to provide that there will be no Evergreen Increase for such year, or that the Evergreen Increase for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence.   Up to the total number of shares from the Share Pool may be delivered in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), shares of Stock shall not be treated as delivered under the Plan, and will not reduce the Share Pool, unless and until, and to the extent, they are actually delivered to a Participant. Without limiting the generality of the foregoing, the number of shares of Stock delivered in satisfaction of Awards will be determined (i) by reducing the Share Pool by the number of shares of Stock withheld by the Company in payment of the exercise price or purchase price of an Award or in satisfaction of tax withholding requirements with respect to an Award, (ii) by reducing the Share Pool by the full number of shares covered by a SAR any portion of which is settled in Stock (and not only the number of shares of Stock delivered in settlement), and (iii) by increasing the Share Pool by any shares of Stock underlying any portion of an Award that is settled in cash or that expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the issuance (or retention, in the case of Restricted Stock or Unrestricted Stock) of Stock. For the avoidance of doubt, the Share Pool will not be increased by any shares of Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 4(a) will be construed to comply with the applicable requirements of Section 422 of the Code.

(b) Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

(c) Substitute Awards. The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), shares of Stock delivered in respect of Substitute Awards will be in addition to and will not reduce the Share Pool. Notwithstanding the foregoing or anything in Section 4(a) to the contrary, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the delivery (or retention, in the case of Restricted Stock or Unrestricted Stock) of Stock, the shares of Stock previously subject to such Award will not increase the Share Pool or otherwise be available for future grant under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards.

5. ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among Employees and Directors of, and consultants and advisors to, the Company and its Affiliates. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options, other than ISOs, and SARs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Award to the Company or to a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E).

6. RULES APPLICABLE TO AWARDS

(a) All Awards.

(1) Award Provisions. The Administrator will determine the terms and conditions of all Awards, subject to the limitations provided herein. No term of an Award shall provide for automatic “reload” grants of additional Awards upon the exercise of a Stock Option or SAR. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant will be deemed to have agreed to the terms and conditions of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, Substitute Awards may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2) Term of Plan. No Awards may be made after the date that is ten years from the Date of Adoption, but previously granted Awards may continue beyond that date in accordance with their terms.

(3) Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant’s lifetime, ISOs and, except as the Administrator otherwise expressly provides in accordance with the third sentence of this Section 6(a)(3), SARs and NSOs may be exercised only by the Participant. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs, subject to applicable securities and other laws and such terms and conditions as the Administrator may determine.

(4) Vesting; Exercisability. The Administrator will determine the time or times at which an Award vests or becomes exercisable and the terms and conditions on which a Stock Option or SAR remains exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting and/or exercisability of an Award (or any portion thereof), regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant’s Employment ceases:

(A) Except as provided in (B) and (C) below, immediately upon the cessation of the Participant’s Employment each Stock Option and SAR (or portion thereof) that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate and each other Award that is then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not then vested will be forfeited.

(B) Subject to (C) and (D) below, each Stock Option and SAR (or portion thereof) held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then vested and exercisable, will remain exercisable for the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

(C) Subject to (D) below, each Stock Option and SAR (or portion thereof) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment due to his or her death or by the Company due to his or her Disability, to the extent then vested and exercisable, will remain exercisable for the lesser of (i) the one year period ending on the first anniversary of such cessation of Employment, (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

(D) All Awards (whether or not vested or exercisable) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the sole determination of the Administrator (including, for the avoidance of doubt, a determination of the Administrator that occurs following cessation of a Participant’s Employment with respect to a Participant’s conduct while in Employment, which shall be retroactive to the date of such cessation of Employment) would have constituted grounds for the Participant’s Employment to be terminated for Cause (in each case, without regard to the lapsing of any required notice or cure periods in connection therewith).

(5) Additional Restrictions. The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan, or if the Participant breaches any agreement with the Company or its Affiliates with respect to non-competition, non-solicitation or confidentiality. In addition, each Award will be subject to any policy of the Company or any of its subsidiaries that provides for forfeiture, disgorgement, or clawback with respect to incentive compensation that includes Awards under the Plan and will be further subject to forfeiture and disgorgement to the extent required by law or applicable stock exchange listing standards, including, without limitation Section 10D of the Exchange Act. Each Participant, by accepting or being deemed to have accepted an Award under the Plan, agrees (or will be deemed to have agreed) to the terms of this Section 6(a)(5) and any clawback, recoupment or similar policy of the Company or any of its subsidiaries and further agrees (or will be deemed to have further agreed) to cooperate fully with the Administrator, and to cause any and all permitted transferees of the Participant to cooperate fully with the Administrator, to effectuate any forfeiture or disgorgement described in this Section 6(a)(5). Neither the Administrator nor the Company nor any other person, other than the Participant and his or her permitted transferees, if any, will be responsible for any adverse tax or other consequences to a Participant or his or her permitted transferees, if any, that may arise in connection with this Section 6(a)(5).

(6) Taxes. The grant of an Award and the issuance, delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon the full satisfaction by the Participant of all tax and other withholding requirements with respect to the Award. The Administrator will prescribe such rules for the withholding of taxes and other amounts with respect to any Award as it deems necessary. Without limitation to the foregoing, the Company or any parent or subsidiary of the Company will have the authority and the right to deduct or withhold (by any means set forth herein or in an Award agreement), or require a Participant to remit to the Company or a parent or subsidiary of the Company, an amount sufficient to satisfy all U.S. and non-U.S. federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and any Award hereunder and legally applicable to the Participant and required by law to be withheld (including, any amount deemed by the Company, in its discretion, to be an appropriate charge to the Participant even if legally applicable to the Company or any parent or subsidiary of the Company). The Administrator, in its sole discretion, may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax or other withholding requirements (but not in excess of the maximum withholding amount consistent with the Award being subject to equity accounting treatment under the Accounting Rules). Any amounts withheld pursuant to this Section 6(a)(6) will be treated as though such amounts had been made directly to the Participant. In addition, the Company may, to the extent permitted by law, deduct any such tax and other withholding amounts from any payment of any kind otherwise due to a Participant from the Company or any parent or subsidiary of the Company.

(7) Dividend Equivalents, etc. The Administrator may provide for the payment of amounts (on terms and subject to such restrictions and conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award; provided, however, that (a) dividends or dividend equivalents relating to an Award that, at the dividend payment date, remains subject to a risk of forfeiture (whether service-based or performance-based) shall be subject to the same risk of forfeiture as applies to the underlying Award and (b) no dividends or dividend equivalents shall be payable with respect to Stock Options or SARs. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the applicable requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Awards that are subject to restrictions may be subject to such limits or restrictions as the Administrator may impose.

(8) Rights Limited. Nothing in the Plan or any Award will be construed as giving any person the right to be granted an Award or to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually delivered under the Plan. The loss of existing or potential profit in any Award will not constitute an element of damages in the event of a termination of a Participant’s Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

(9) Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) under the Plan if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available for delivery under the Plan in accordance with the rules set forth in Section 4).

(10) Section 409A.

(A) Without limiting the generality of Section 11(b) hereof, each Award will contain such terms as the Administrator determines, and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.

(B) Notwithstanding anything to the contrary in the Plan or any Award agreement, the Administrator may unilaterally amend, modify or terminate the Plan or any outstanding Award, including but not limited to changing the form of the Award, if the Administrator determines that such amendment, modification or termination is necessary or desirable to avoid the imposition of an additional tax, interest or penalty under Section 409A.

(C) If a Participant is determined on the date of the Participant’s termination of Employment to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then, with regard to any payment that is considered non-qualified deferred compensation under Section 409A, to the extent applicable, payable on account of a “separation from service”, such payment will be made or provided on the date that is the earlier of (i) the first business day following the expiration of the six-month period measured from the date of such “separation from service” and (ii) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments delayed pursuant to this Section 6(a)(10)(C) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such delay) will be paid, without interest, on the first business day following the expiration of the Delay Period in a lump sum and any remaining payments due under the Award will be paid in accordance with the normal payment dates specified for them in the applicable Award agreement.

(D) For purposes of Section 409A, each payment made under the Plan or any Award will be treated as a separate payment.

(E) With regard to any payment considered to be nonqualified deferred compensation under Section 409A, to the extent applicable, that is payable upon a change in control of the Company or other similar event, to the extent required to avoid the imposition of an additional tax, interest or penalty under Section 409A, no amount will be payable unless such change in control constitutes a “change in control event” within the meaning of Section 1.409A-3(i)(5) of the Treasury Regulations.

(b) Stock Options and SARs.

(1) Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise (in a form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. The Administrator may limit or restrict the exercisability of any Stock Option or SAR in its discretion, including in connection with any Covered Transaction. Any attempt to exercise a Stock Option or SAR by any person other than the Participant will not be given effect unless the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so.

(2) Exercise Price. The exercise price (or the base value from which appreciation is to be measured) per share of each Award requiring exercise must be no less than 100% (or in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant of the Award, or such higher amount as the Administrator may determine in connection with the grant.

(3) Payment of Exercise Price. Where the exercise of an Award (or portion thereof) is to be accompanied by payment, payment of the exercise price must be made by cash or check acceptable to the Administrator or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of previously acquired unrestricted shares of Stock, or the withholding of unrestricted shares of Stock otherwise issuable deliverable upon exercise, in either case, that have a fair market value equal to the exercise price; (ii) through a broker-assisted cashless exercise program acceptable to the Administrator; (iii) by other means acceptable to the Administrator; or (iv) by any combination of the foregoing permissible forms of payment. The delivery of previously acquired shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(4) Maximum Term. Stock Options and SARs will have a maximum term not to exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above); provided, however, that, if a Participant still holding an outstanding but unexercised NSO or SAR ten (10) years from the date of grant (or, in the case of an NSO or SAR with a maximum term of less than ten (10) years, such maximum term) is prohibited by applicable law or a written policy of the Company applicable to similarly situated employees from engaging in any open-market sales of Stock, and if at such time the Stock is publicly traded (as determined by the Administrator), the maximum term of such Award will instead be deemed to expire on the thirtieth (30th) day following the date the Participant is no longer prohibited from engaging in such open market sales.

(5) No Repricing. Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Section 7 below, the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs, (B) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs that have an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs, or (C) cancel outstanding Stock Options or SARs that have an exercise price or base value greater than the Fair Market Value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.

7. EFFECT OF CERTAIN TRANSACTIONS

(a) Mergers, etc. Except as otherwise expressly provided in an Award agreement or other agreement by the Administrator, the following provisions will apply in the event of a Covered Transaction:

(1) Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may (but, for the avoidance of doubt, need not) provide (A) for the assumption or continuation of some or all outstanding Awards or any portion thereof or (B) for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

(2) Cash-Out of Awards. Subject to Section 7(a)(5) below, the Administrator may (but, for the avoidance of doubt, need not) provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof (including only the vested portion thereof, with the unvested portion terminating as provided in subsection 7(a)(4) below), equal in the case of each applicable Award or portion thereof to the excess, if any, of (A) the Fair Market Value of one share of Stock multiplied by the number of shares of Stock subject to the Award or such portion, minus (B) the aggregate exercise or purchase price, if any, of such Award or such portion thereof (or, in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment and other terms and subject to such conditions (which need not be the same as the terms and conditions applicable to holders of Stock generally), as the Administrator determines, including that any amounts paid in respect of such Award in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate. For the avoidance of doubt, if the per share exercise or purchase price (or base value) of an Award or portion thereof is equal to or greater than the Fair Market Value of one share of Stock, such Award or portion may be cancelled with no payment due hereunder or otherwise in respect thereof.

(3) Acceleration of Certain Awards. Subject to Section 7(a)(5) below, the Administrator may (but, for the avoidance of doubt, need not) provide that any Award requiring exercise will become exercisable, in full or in part, and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated, in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following the exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction.

(4) Termination of Awards upon Consummation of Covered Transaction. Except as the Administrator may otherwise determine in any case, each Award will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited) upon consummation of the Covered Transaction, other than Awards assumed pursuant to Section 7(a)(1) above.

(5) Additional Limitations. Any share of Stock and any cash or other property or other award delivered pursuant to Section 7(a)(1), Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate, including to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or an acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

(6) Uniform Treatment. For the avoidance of doubt, the Administrator need not treat Participants or Awards (or portions thereof) in a uniform manner, and may treat different Participants and/or Awards differently, in connection with a Covered Transaction.

(b) Changes in and Distributions with Respect to Stock.

(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure that constitutes an equity restructuring within the meaning of the Accounting Rules, the Administrator shall make appropriate adjustments to the maximum number of shares of Stock specified in Section 4(a) that may be delivered under the Plan, and shall make appropriate adjustments to the number and kind of shares of stock or securities underlying Awards then outstanding or subsequently granted, any exercise or purchase prices (or base values) relating to Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Sections 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any Award.

(3) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8. LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to the exercise of an Award or the delivery of shares of Stock under an Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Stock delivered to Participants under the Plan will be evidenced in such manner as the Administrator determines to be appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued in connection with Stock delivered under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions.

9. AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by applicable law, and may at any time terminate the Plan as to any future grants of Awards; provided, however, that except as otherwise expressly provided in the Plan or an Award, the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so in the Plan or at the time the applicable Award was granted. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by applicable law (including the Code) or stock exchange requirements, as determined by the Administrator. For the avoidance of doubt, without limiting the Administrator’s rights hereunder, no adjustment to any Award pursuant to the terms of Section 7 or Section 12 will be treated as an amendment requiring a Participant’s consent.

10. OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not affect the right of the Company or any of its Affiliates to grant any person bonuses or other compensation in addition to Awards under the Plan.

11. MISCELLANEOUS

(a) Waiver of Jury Trial. By accepting or being deemed to have accepted an Award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.

(b) Limitation of Liability. Notwithstanding anything to the contrary in the Plan or any Awards, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant, to any permitted transferee, or to the estate or beneficiary of any Participant or any permitted transferee, or to any other person for or with respect to any acceleration of income, any additional tax, or any penalty, interest, or other liability asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award.

(c) Unfunded Plan. The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any Award. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.

12. ESTABLISHMENT OF SUB-PLANS

The Administrator may at any time and from time to time (including before or after an Award is granted) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan for Participants based outside of the U.S. and/or subject to the laws of countries other than the U.S., including by establishing one or more sub-plans, supplements or appendices under the Plan or any Award agreement for the purpose of complying or facilitating compliance with non-U.S. laws or taking advantage of tax favorable treatment or for any other legal or administrative reason determined by the Administrator. Any such sub-plan, supplement or appendix may contain, in each case, (i) such limitations on the Administrator’s discretion under the Plan and (ii) such additional or different terms and conditions, as the Administrator deems necessary or desirable and will be deemed to be part of the Plan but will apply only to Participants within the group to which the sub-plan, supplement or appendix applies (as determined by the Administrator); provided, however, that no sub-plan, supplement or appendix, rule or regulation established pursuant to this provision shall increase the Share Pool.

13. GOVERNING LAW

(a) Certain Requirements of Corporate Law. Awards and shares of Stock will be granted, issued and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

(b) Other Matters. Except as otherwise provided by the express terms of an Award agreement, under a sub-plan described in Section 12 or as provided in Section 13(a) above, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of or based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

(c) Jurisdiction. Subject to Section 11(a) and except as may be expressly set forth in an Award agreement, by accepting (or being deemed to have accepted) an Award, each Participant agrees or will be deemed to have agreed to (i) submit irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Nebraska for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (ii) not commence any suit, action or other proceeding arising out of or based upon the Plan or any Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Nebraska; and (iii) waive, and not assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that he or she is not subject personally to the jurisdiction of the above-named courts, that his or her property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or any Award or the subject matter thereof may not be enforced in or by such court.

14. DEFINITION OF TERMS

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Accounting Rules”: Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor provision.

“Administrator”: The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by Delaware law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” will include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code.

“Award”: Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards.

(vii) Cash Awards.

(viii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

“Board”: The board of directors of the Company.

“Capital Stock”:  Any shares of Class A common stock and any shares of Class A common stock issuable upon the exchange of any shares of Class B common stock or any other class of outstanding stock convertible Class A common stock.

“Cash Award”: An Award denominated in cash.

“Cause”: In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of “Cause,” the definition set forth in such agreement will apply with respect to such Participant under the Plan. In the case of any other Participant, “Cause” will mean, as determined by the Administrator in its reasonable judgment, (i) a substantial failure of the Participant to perform the Participant’s duties and responsibilities to the Company or subsidiaries or substantial negligence in the performance of such duties and responsibilities; (ii) the commission by the Participant of a felony or a crime involving moral turpitude; (iii) the commission by the Participant of theft, fraud, embezzlement, material breach of trust or any material act of dishonesty involving the Company or any of its subsidiaries; (iv) a significant violation by the Participant of the code of conduct of the Company or its subsidiaries of any material policy of the Company or its subsidiaries, or of any statutory or common law duty of loyalty to the Company or its subsidiaries; (v) material breach of any of the terms of the Plan or any Award made under the Plan, or of the terms of any other agreement between the Company or subsidiaries and the Participant; or (vi) other conduct by the Participant that could be expected to be harmful to the business, interests or reputation of the Company.

“Code”: The U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect, including any applicable regulations and guidance thereunder.

“Compensation Committee”: The Compensation Committee of the Board.

“Company”: Boston Omaha Corporation, a Delaware corporation.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.

“Date of Adoption”: The earlier of the date the Plan was approved by the Company’s stockholders or adopted by the Board.

“Director”: A member of the Board who is not an Employee.

“Disability”: In the case of any Participant who is a party to an employment, severance-benefit, change in control or similar agreement with the Company or any of its Affiliates that contains a definition of “Disability,” the definition set forth in such agreement will apply with respect to such Participant under the Plan during the term of such agreement. In the case of any other Participant, unless otherwise provided by the Administrator in an Award agreement, “Disability” will mean a disability that would entitle a Participant to long-term disability benefits under the Company’s long-term disability plan in which the Participant participates. Notwithstanding the foregoing, in any case in which a benefit that constitutes or includes “nonqualified deferred compensation” subject to Section 409A would be payable by reason of Disability, the term “Disability” will mean a disability described in U.S. Treas. Reg. § 1.409A-3(i)(4)(i)(A).

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or an Affiliate. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of “Affiliate” above, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a “separation from service” (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations, after giving effect to the presumptions contained therein) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election will be deemed a part of the Plan.

“Exchange Act”: The Securities Exchange Act of 1934, as amended.

"Evergreen Date" shall have the meaning set forth in Section 4(a) of this Plan.

"Evergreen Increase" shall have the meaning set forth in Section 4(a) of this Plan.

“Fair Market Value”: As of a particular date, (i) the closing price for a share of Stock reported on the New York Stock Exchange (or any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the immediately preceding date on which a closing price was reported or (ii) in the event that the Stock is not traded on a national securities exchange, the fair market value of a share of Stock determined by the Administrator consistent with the rules of Section 422 and Section 409A to the extent applicable.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO in an applicable Award agreement.

“NSO”: A Stock Option that is not intended to be an “incentive stock option” within the meaning of Section 422.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to performance vesting conditions, which may include Performance Criteria.

“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. A Performance Criterion and any targets with respect thereto need not be based upon an increase, a positive or improved result or avoidance of loss and may be applied to a Participant individually, or to a business unit or division of the Company or to the Company as a whole. A Performance Criterion may also be based on individual performance and/or subjective performance criteria. The Administrator may provide that one or more of the Performance Criteria applicable to such Award will be adjusted in a manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: The Boston Omaha Corporation 2022 Long-Term Incentive Plan as from time to time amended and in effect.

“Restricted Stock”: Stock subject to restrictions requiring that it be forfeited, redelivered or offered for sale to the Company if specified performance or other vesting conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

“Section 409A”: Section 409A of the Code and the regulations thereunder.

“Section 422”: Section 422 of the Code and the regulations thereunder.

“Share Pool”:  The number of shares of Stock available under the Plan adjusted for any stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, plus any shares that are subject to awards that expire or are terminated or cancelled without the delivery of shares.

“Stock”: Class A common stock of the Company, par value $.001 per share.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Substitute Awards”: Awards granted under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.

“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

BOSTON OMAHA CORORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – AUGUST 13, 2022 AT 9:00 AM LOCAL TIME (10:00 AM EASTERN TIME)
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Alex B. Rozek and Adam K. Peterson, each with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Boston Omaha Corporation to be held on Saturday, August 13, 2022, at 9:00 a.m. (Local Time) (10:00 a.m. Eastern Time), at the Aquarium Conference Center at Omaha’s Henry Doorly Zoo, 3701 S. 10th Street, Omaha, NE 68107, and at any adjournments or postponements thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
	INTERNET:	https://www.iproxydirect.com/BOC
	PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF BOSTON OMAHA CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
	Election of Directors (other than Class B common stock Directors):					CONTROL ID:
	Bradford B. Briner		☐	☐		REQUEST ID:
	Brendan J. Keating		☐	☐
	Frank H. Kenan II		☐	☐
	Jeffrey C. Royal		☐	☐
	Vishnu Srinivasan		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	To ratify the selection by our Board of Directors of the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.		☐	☐	☐

Proposal 3		→	FOR	AGAINST	ABSTAIN
	To conduct a non-binding advisory vote to approve the compensation of the named executive officers.		☐	☐	☐

Proposal 4		→	FOR	AGAINST	ABSTAIN
	To approve the Boston Omaha Corporation 2022 Long-Term Incentive Plan (attached to the Proxy Statement as Exhibit A).		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS VOTING ‘FOR’ ALL DIRECTORS IN PROPOSAL 1, AND ‘FOR’ PROPOSALS 2, 3, AND 4.

MARK HERE FOR ADDRESS CHANGE ☐  New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022.

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)